As filed with the Securities and Exchange Commission on January 9, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10405

Alpine Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

3rd Floor
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Samuel A. Lieber
Alpine Management & Research, LLC
2500 Westchester Avenue, Suite 215
Purchase, NY 10577
(Name and address of agent for service)

1-888-785-5578
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2005

Date of reporting period: October 31, 2005

Item 1. Report to Stockholders.

Alpine

Equity & Income Funds

Annual Report
October 31, 2005

Alpine Dynamic Balance Fund

Alpine Dynamic Dividend Fund

Alpine Municipal Money Market Fund

Alpine Tax Optimized Income Fund

This material must be preceded or accompanied by a current prospectus.

Table of Contents

Alpine’s Investment Outlook	1

Fund Manager Reports

Alpine Dynamic Balance Fund	4

Alpine Dynamic Dividend Fund	8

Alpine Municipal Money Market Fund	14

Alpine Tax Optimized Income Fund	16

Schedules of Portfolio Investments	20

Statements of Assets and Liabilities	31

Statements of Operations	33

Statements of Changes in Net Assets	35

Financial Highlights	39

Notes to Financial Statements	45

Report of Independent Registered Public Accounting Firm	51

Additional Information	52

Dear Investor,

We are pleased to report that for the fiscal year ended October 31, 2005, the Alpine Funds have continued to deliver outstanding performance compared to either the relevant broad equity and debt markets, or applicable benchmark indices, as detailed in the individual reports of each fund. Alpine’s investment returns are a product of a continuous process of evaluation and selection even though investors focus on standardized periods as of a point in time. Over time, distinct events, such as this year’s “Gulf Hurricane Season’’, which transfixed our country, can focus our attention on simmering problems in a manner which may at first be painful, but could prove beneficial over time. We believe that this pattern may well depict a transition of investor sentiment during the 4th quarter of 2005 into the 2nd quarter next year.

Hurricanes Katrina and Rita inflicted horrendous suffering on hundreds of thousands of people, but they significantly damaged our nation’s confidence as well as our infrastructure. The credibility of certain institutions and individuals was questioned, the resiliency of our economy became a concern, and the capacity to improve future protection from catastrophe came into doubt. As a result, equity market indices sagged, hitting a nadir in late October, before they began to rally in anticipation of next year. Indeed, consumer confidence is now recovering, October’s new home sales hit a record level, employment remains strong, and the dollar has surged towards recent highs. Of greatest importance to the capital markets, energy prices have retraced some of their meteoric rise, while the Federal Reserve’s round of recurring interest rate increases appear to be in the home stretch (perhaps to 4.5%).

The major influences upon business economics during the past year were dominated by the gradual increase of short-term interest rates set by the Federal Reserve and the dramatic increases in oil and gas prices. Given the restraining influences on both business and consumer activity of each of these trends, it is impressive that share prices have remained within a narrow range of average price fluctuation throughout the year. Corporate earnings results suggested that most industries and businesses adjusted well to these diverse pressures. Profitability and corporate cash flow were well maintained with few exceptions. Most impressively, the combination of stability in the economy and higher interest rates supported a recovery of the dollar up 5.9% and 9.3%, respectively versus the Euro and the Yen during Alpine Fund’s fiscal year. Most significantly, consumer purchasing was sustained in the face of not only higher short-term interest rates and large increases in fuel costs, but also the shock and disruption of the hurricanes. Government mishandling of both Iraq and the Katrina response severely hurt consumer confidence, but as we suspected, its market impact was short-lived. Anxieties over the military burden and its consequences in the Iraq war have become prominent issues for the Administration and Congress in recent months, suggesting that pressures to reduce both American economic and military exposure in Iraq will grow in advance of next year’s mid-term elections.

The capital markets and economy appear to be finishing a period of transition between the 2003/2004 recovery and an extended mid-cycle expansion. Rising interest rates, commodity capacity constraints and rising productivity all reflect transitional adjustments. Needless to say, transitions create uncertainty, which had restrained market pricing, although sentiment is now benefiting from improved clarity as to America’s ongoing exposure in Iraq and the approaching end to Fed tightening. Thus, Alpine is increasingly optimistic that companies can achieve projected low-teens percentage earnings growth which would be rewarded by higher market price to earnings (P/E) multiples. Even stronger outperformance will accrue to those companies which can generate strong, sustained growth based upon unique assets or products and better execution of their business plans.

Looking forward to 2006, we see positive factors which suggest an outlook of improving confidence on behalf of consumers, businesses and investors. This should be reflected in higher corporate dividend payouts, larger corporate capital expenditures and expanded corporate share buy-backs, plus accelerating activity in merger and acquisitions. This should all help to sustain profits growth. We assume that the majority of interest rate increases by the Federal Reserve have already been made, that the peak of the energy panic is past and will not be exacerbated, and that Congressional and Administration economic and tax policies will be limited to moderate change rather than radical shifts. With ample liquidity in both domestic and international capital markets, we believe opportunities for significant corporate profits growth will reward appropriate individual stock selection by concentrating on the outstanding business performances in the economy.

Momentum investors may focus on big cap stocks, but we do not expect a “nifty fifty’’ emphasis on large companies, so Alpine’s multi-cap value oriented approach should do well. Opportunity and private equity funds have amassed huge cash commitments, which leads us to expect a high level of mergers and acquisitions (M&A) next year. At this stage of the business cycle, few companies trade well below break up value, so buy-out firms will be drawn to companies with either dynamic growth potential supported by unique business franchises or companies with stable cash earners.

Financial services is one segment of the stock market where we expect to see attractive investment opportunities. Alpine has been fortunate that our bank analyst, Peter Kovalski, has been managing a private investment partnership for us with excellent results. Given the confluence of Peter’s performance and our perception of the potential for these stocks, we recently launched the Alpine Dynamic Financial Services Fund. During his fifteen years of experience as a bank analyst, over 100 of his selections of banks and thrifts have been acquired by other institutions. Please visit our website or contact our call center for a prospectus and other information. Read it carefully before investing.

Having projected an optimistic tone for the equity markets next year, we should note that our underlying caution of the past few years has not dissipated. Rather, we believe the business cycle is strong enough to sustain our somewhat stretched economy, despite its reduced capacity to rebound from systemic or cyclical shocks. Alpine is projecting a gradual moderation in both home price appreciation and sales volume, as well as, moderate income growth. After a few years, affordability levels would likely normalize. This may lead to slower per capita consumer spending, but business capital expenditures should sustain employment growth. The net effect might be a stable business environment producing 3% GDP growth. If this leads observers to proclaim, “Goldilocks economy!’’—part 2, then we will all be thankful next December. We look forward to reporting on our progress in Alpine’s next report.

Sincerely,

Samuel A. Lieber
President, Alpine Mutual Funds

This letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

The Alpine Dynamic Financial Services Fund investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Alpine Dynamic Balance Fund

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 888-785-5578.

The Moody’s Equity Mutual Fund Balanced Index tracks a group of similar funds that typically correspond to standard classifications based on global funds. The S&P Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Balanced Funds Average is an average of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. The Moody’s Equity Mutual Fund Balanced Index, the S&P 500 Index and the Lipper Balanced Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Balance Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Total Returns as of 10/31/05
			Since Inception
	1 Year	3 Year	(6/7/01)

Alpine Dynamic Balance Fund	8.46%	15.22%	8.79%

Moody’s Equity Mutual Fund Balanced Index	6.96%	9.25%	2.27%

S&P 500 Index	8.72%	12.85%	0.40%

Lipper Balanced Funds Average	6.81%	9.67%	2.26%

Lipper Balanced Fund Rank	139/634	11/466	4/388

Alpine Dynamic Balance Fund

Commentary

We are pleased to report that the Alpine Dynamic Balance Fund completed its fourth full fiscal year on October 31, 2005 with a gain of +8.46%. This total return compares with +6.94% for the Moody’s Balanced Equity Fund Index, in the same 12-month period, and +8.71% for the Standard & Poor’s 500 Stock Index. From the inception of the Fund on June

7, 2001, the Fund has provided a total return of +44.85%, equal to an annualized rate of +8.79%. This compares with annual returns of +2.27% for the Moody’s Balanced Equity Fund Index during the same period, and +0.75% for the Standard & Poor’s 500 Stock Index. The Fund’s performance was in the top +2% since it’s inception (6/7/01), according to Lipper, ranking #4 among 388 Balanced funds (based on total returns). The Fund ranked #139 out of 634 Funds in the 12 months to October 31, 2005, and #11 out of 466 for the three-year period. The Fund also received the 2005 Lipper Fund Award for the outstanding 3-year risk adjusted performance among balanced funds for the three-year period ending 12/31/04.

Basic Investment Strategies

The Fund continued to follow the basic investment strategies initiated at its inception in 2001. Our overall strategy centers on searching for unique opportunities in companies or sectors offering potential benefits of current undervaluation, both among equities and bonds. Outstanding performers in the Fund’s portfolio over the fiscal year represented a variety of industry sectors and unique opportunities. The following were the top ten in performance:

Consol Energy Inc.	+74.1%
Bankshares of Florida	+59.1%
Eagle Materials	+56.1%
Allegheny Energy	+54.3%
Student Loan Corp.	+52.8%
PennVirginia Corp.	+52.5%
J.C. Penney Co.	+49.6%
SJW Corp.	+48.5%
Ryland Group	+41.6%
Sunstone Hotel Investors	+39.9%

Realized capital gains covered a broad variety of opportunities, ranging from a gain of over 90% in a position held in RPM Inc. over three years, and a gain of 39% in the shares of R.R. Donnelly & Sons held over a year and a half, to a gain of more than 8% in long-term U.S. Treasury Bonds (due 2026) held three years. Portfolio repositioning also generated losses as both economic and corporate trends changed. The portfolio’s net short-term realized loss for the fiscal year was $532,000, approximately one-third the amount of gains. The largest single loss was in the shares of newly public company, Great Wolf Resorts, which failed to meet its earnings projection. A loss of just over 6% was recorded in the shares of Microsoft Corp, but these were more than offset by Microsoft’s special year-end dividend in 2004.

Alpine Dynamic Balance Fund

The largest category among the Fund’s holdings is the varied group designated as Commercial Products and Services. Commitments range from our largest holdings in the group, Eagle Materials Inc., a southwestern producer of building materials and cement, and Autoliv Inc., the world’s largest producer of auto passenger safety equipment (air bags and seat belts), to a major specialist in electrical connectors and lighting devices, Hubbell, Inc.

Two complementary sectors, Financial Services and Banks, together account for 18% of the portfolio. The bank group is characterized by our long employed strategy of selecting smaller banks which we consider to be potential acquisition candidates, as well as larger banks, which we believe may have been temporarily undervalued due to near term adversities. Three of the banks held at the beginning of the year, BankNorth Group, Hudson United Bank Corp. and Taylor Capital Group, received acquisition or change of control offers during this period. Banknorth Group shares were sold with a 22% gain, the Hudson United transaction is still pending with a current 14% gain and Taylor Capital Group was sold with a 100% gain. Another equity in this category, Doral Financial Corp., a major bank and mortgage issuer serving Puerto Rico and New York City, proved our most disappointing investment in the portfolio this year, as regulators requested a restatement of its financials in response to certain classes of mortgage investments. In the Financial Services Group, the corporate acquisition trend is evidenced in the proposed buyout of MBNA Corporation by Bank of America at a price approximately 25% above the Fund’s cost.

The Homebuilder group is the second largest in the portfolio, representing 10% of investments at the end of the fiscal year. It was a source of major appreciation among holdings. The leading gainer in this group was Ryland Group, up +41.66%. The two largest positions in this sector, Standard Pacific Corporation and Pulte Homes, each appreciated 38% during the fiscal year. Our investment strategy holds that this group remains significantly undervalued relative to the market as a whole. Major public homebuilders should continue to demonstrate, as they have in the past, their ability to sustain earnings gains even if somewhat lower levels of affordability reduce the total volume of new home building in the United States.

The Real Estate Investment Trust group, with 9.4% of assets, again proved rewarding both in terms of capital appreciation and income. The largest holdings in the group showed significant gains; 39% in Sunstone Hotels Investors, 28% in Vornado Realty Trust, and 27% in Simon Property Investors.

The Oil and Gas Production group was increased to 5% of the portfolio, led by coal miner, Consol Energy Inc., up 74.1% in the period, followed by a 50% gain in coal and natural gas producer, PennVirginia Corp.

Performance Drivers

A broader picture of the Fund’s diverse drivers of long-term equity performance can be seen in the return over cost of the top 10 performers:

% Return
Company	over Cost

PennVirginia Corp.	169.70%
Ryland Group, Inc.	154.60%
Developers Diversified Realty	146.20%
Pulte Corp.	143.90%
Consol Energy, Inc.	128.30%
Allegheny Energy, Inc.	108.80%
MDC Holdings, Inc.	92.10%
Bancshares of Florida, Inc.	82.00%
Vornado Realty Trust	81.10%
SJW Corp.	73.60%

The fixed income portion of the portfolio, including cash and cash equivalents, representing 29% of the overall portfolio at the end of the fiscal year, generated just under $1 million. Net realized gains on bond holdings were $592,000.

Our basic bond market strategy was to predominantly hold long maturity bonds in the belief that the large flows into the U.S. dollar through the growing U.S. trade deficit, would tend to sustain foreign investment in such obligations. We hold that so long as the Federal Reserve policy is one of fighting inflation through increasing short-term interest rates, foreign investors will gain confidence in the stability of the dollar and its obligations. This would be beneficial to long-term bond values, as compared with the declining values of short-term obligations in a period of rising rates. As the overall volatility in the bond market increased, we retained a greater than 10% year-end cash equivalent position. This facilitates flexibility in response to changes in interest rate patterns and money flows. As in the previous year, we did not see the fiscal year as a period when greater returns would be obtained in bonds than in selected stocks, so we maintained the bulk of investments in equity positions.

Alpine Dynamic Balance Fund

Dividend Increases

By fiscal year-end, the Fund’s portfolio benefited from 41 dividend increases among its holdings and a number of special dividends. We anticipate the trend of rising dividends to continue, reflecting liquidity and sustained earning power. In the new fiscal year, our selection of investments will continue to focus on the choice of common stocks of companies with potentially favorable business or financial transformations. With improved balance sheet positions and high liquidity of corporations throughout the U.S. business spectrum, we anticipate more aggressive programs of mergers, acquisitions, and share buybacks.

We look forward to continuing the Fund’s achievement, having strengthened our organization with additional staffing of highly experienced, proven investment personnel. We thank our shareholders for their continuing support.

Stephen A. Lieber
Samuel A. Lieber
Co-Portfolio Managers

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Investing in this fund involves special risks, including but not limited to, options and futures transactions. Please refer to the prospectus for further details. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average presents a universe of Funds with similar invest objectives. Rankings for the periods shown include dividends and distributions reinvested and do not reflect sales charges.

A Lipper Fund Award is awarded to one fund in each Lipper classification for achieving the strongest trend of consistent risk-adjusted performance against its classification peers over a three-year period. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.

Alpine Dynamic Dividend Fund

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 888-785-5578. The Fund charges a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.

The Moody’s Equity Mutual Fund Growth Income Index tracks a group of similar funds that typically correspond to standard classifications based on investment objectives and fundamental policies. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Equity Income Funds Average is an average of funds that seek relatively high current income and income growth through investing 60% or more of their respective portfolios in equities. The Moody’s Equity Mutual Fund Growth Income Index, the S&P Index and the Lipper Equity Income Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as advisor fees. The performance for the Dynamic Dividend Fund reflects fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Total Returns as of 10/31/05
		Since Inception
	1 Year	(9/22/03)

Alpine Dynamic Dividend Fund	11.85%	20.97%

Moody’s Equity Mutual Fund Growth Income Index	8.69%	8.52%

S&P 500 Index	8.72%	10.09%

Lipper Equity Income Funds Average	2.36%	12.27%

Lipper Equity Income Fund Rank	61/219	2/192

Alpine Dynamic Dividend Fund

Commentary

The Alpine Dynamic Dividend Fund (ADVDX) completed its second full year of operation with strong results, providing a total return of 11.85% for the fiscal year ended October 31, 2005. This compares to an 8.72% gain for the S&P 500 Stock Index and an 8.69% return for the Moody’s Equity Growth Income Index for the same time period. Since inception on September 22, 2003, ADVDX has produced an annual return of 20.97%, which compares favorably to a return of 10.09% for the S&P 500 Index and an 8.52% return for the Moody’s Equity Growth Income Index.

ADVDX increased its dividend payment by 59% in fiscal 2005, providing a dividend distribution of $1.51

The Alpine Dynamic Dividend Fund increased its dividend payment by 59% year over year. The Fund’s shareholders received $1.51 in ordinary dividend income in fiscal 2005, with over 98% of the distribution expected to be qualified for the maximum taxable rate of 15%. This represents a 59% increase versus the $0.95 paid in fiscal 2004. Based on the Fund’s closing NAV per share of $11.98 on 10/31/05, the dividend payout of $1.51 represents a high level of dividend income that is unique among equity dividend oriented funds. For example, the comparable dividend yield for the S&P 500 Electric Utility Index is 3.44% and for the IShares DJ Select Dividend Index Fund (DVY) is 3.76%.

Top 10 Holdings* (Unaudited)

1.	Phelps Dodge Corp.	2.28%
2.	Todco	2.27%
3.	General Electric Company	2.19%
4.	The Dow Chemical Company	2.18%
5.	Anixter International, Inc.	2.17%
6.	Gambro AB - Class A	2.06%
7.	Starwood Hotels & Resorts
	Worldwide Inc.	2.05%
8.	Ameritrade Holding Corporation	2.05%
9.	Harrah's Entertainment, Inc.	2.04%
10.	Macquarie Infrastructure
	Company Trust	2.02%

* Portfolio holdings and sector distributions are as of 10/31/05 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

Beginning in April 2005, ADVDX increased its regular monthly minimum dividend by $0.01, from $0.05 to $0.06 per share. In addition, in the third month of each quarter the Fund distributes excess dividend income that has accumulated during the quarter.

The fund captured 90 dividend increases and over 50 special dividends in fiscal 2005

ADVDX was designed specifically to maximize the amount of distributed dividend income that is qualified for the new 15% tax rate, while also employing a research driven approach to identifying companies with the potential for dividend increases and capital appreciation. In fiscal 2005, the Fund owned 52 stocks that declared special dividends and 90 stocks that raised their dividends in that time period.

Alpine Dynamic Dividend Fund

We believe we have taken a unique and dynamic approach to maximizing both income and capital appreciation by combining three different investment strategies with a multi-cap focus. These strategies are reflected in both our top 10 holdings as well as our best performing stocks in fiscal 2005.

Our “Dividend Capture Strategy’’ enhances the qualified dividend income generated by the Fund

First, we run a portion of our portfolio with a dividend capture strategy, where we invest in typically high yielding stocks or in special situations where large cash balances are being returned to shareholders as one-time special dividends. These actions reflect strong corporate balance sheets as well as management’s incentive to distribute excess retained cash as dividend income based on the low qualified tax rates. We enhance the return of this portfolio by electively rotating a portion of our high yielding holdings after the 61-day ownership period required to obtain the 15% dividend tax rate.

Five of our current top 10 holdings are companies with strong operating performance and which also recently announced the return of a portion of excess income in the form of special dividends. Our two largest holdings are companies that have seen earnings surge on increased global demand for commodities. Phelps Dodge, the world’s second largest copper producer, has experienced a rebound in earnings and cash flow as the price of copper recently hit record highs. In October, 2005 the company announced a $5 per share ($500 million) or 4% special dividend payment. In addition, the company intends to return another $1 billion in cash to shareholders in 2006 via either share repurchases (about 8.5% of existing shares) or another potential special dividend. Our second largest holding, Todco, is also experiencing strong demand and constrained supply for its oil and gas drilling services primarily in the shallow waters of the Gulf of Mexico. As the price of natural gas hit recent all time highs of over $15.00 per MMbtu versus a price of $7.09 on 12/30/04, Todco’s earnings have soared. The company responded by distributing excess income as a special dividend of $1 per share (3% yield) in August 2005.

The other three special dividend payers in our top ten holdings are also producing strong operating results and are forecasted to have double digit earnings growth annually over the next few years. Anixter International, one of the world’s largest distributors of data networking products and specialty wire and cables, announced a $4 special dividend (10% yield) in

September 2005. The company is benefiting from a rebound in non-residential and industrial construction and is taking significant market share in a highly fragmented business. Gambro AB, based in Sweden, is a maker of kidney dialysis equipment and blood supplies. It sold its U.S. dialysis centers and announced a return of $3.77 per share (27% yield) to shareholders in October 2005. Lastly, Ameritrade, the online brokerage service, announced that it will pay out $6 per share of retained earnings (32% yield) in January 2006 when it completes it’s acquisition of the brokerage firm TD Waterhouse.

As part of our dividend capture strategy we also look to core holdings in companies that historically generate consistent strong free cash flow and regular large dividend distributions. This would include Macquarie Infrastructure Trust with a 7.2% annual yield. The company owns and operates infrastructure businesses in the U.S. including airport service, parking facilities, water utilities, and privately owned toll roads. These businesses have high barriers to entry, long-term contracts and strong cash flow, and are growing through acquisition.

Our “Growth and Income Strategy’’ targets capital appreciation in addition to yield

Our second strategy identifies core growth and income stocks that may have slightly lower but still attractive current dividend yields and predictable earnings streams plus a catalyst for capital appreciation and dividend increases. In our top 10 holdings, we would group General Electric (2.8% current yield) and Starwood Hotels (1.3% yield) in this category. These companies are estimated to grow earnings annually by 15-20% over the next several years. In addition, GE recently raised its dividend by 14% and we anticipate Starwood will announce a dividend increase by the end of 2005.

We believe GE is an excellent value as a diversified, international player with strong growth in China and other emerging economies. GE is entering the sweet spot for its mid- to late-cycle businesses, which include Industrial Products, Power Generation, Water, Transportation, and Infrastructure plus it offers stability from its Financial, Medical, and Entertainment units. The fundamentals for Starwood Hotels also look attractive for the next few years. Demand has rebounded for business and leisure travel while little new supply has been built over the past several years, resulting in strong room price increases.

Our “Value/Restructuring Strategy’’ looks for attractively valued or restructuring dividend payers

Our third strategy is what we call “value with a catalyst or restructuring strategy’’, where we look for under-valued or turnaround situations where there may exist high current dividend yields due to depressed earnings that we believe are poised to recover.

Alpine Dynamic Dividend Fund

We would categorize Dow Chemical in our top ten holding in this category, with a 3% current yield. Dow’s earnings are estimated to grow 60% in 2005 and close to 25% in 2006 on strong global demand for its diversified chemical and plastic products. Based on the cyclical nature of its business, Dow is trading at only 8 times forward earnings estimates, which we believe is attractive relative to historical valuation ranges and future earnings prospects for this industry leader.

Our “multi-cap research approach’’ finds rewarding opportunities in the small cap dividend universe

Although several of our top 10 holdings are from the traditional large capitalization segment of the dividend-paying universe, we believe we have taken a different approach relative to many other dividend funds in that a large portion of our holdings are in small and mid-cap stocks. As of 10/31/05, the median market capitalization of the 96 holdings in our portfolio was $4.7 billion versus $6.3 billion in the first half of fiscal 2005 (ended 4/30/05). This reflected our view that the valuations and growth prospects for some of our smaller cap holdings looked increasingly attractive as we gained more confidence in the outlook for sustained solid economic growth, contained inflation, and the potential ending of the Fed’s interest rate increases.

For fiscal year 2005, eight of our top 10 performers had market capitalizations of less than $4 billion as our research-driven, bottom-up approach helped us find value in the small and mid cap dividend universe. Our methodology identified specialized businesses where each had a catalyst that we believe will produce attractive earnings and cash flow growth and higher dividends.

The fund’s top performers in 2005 were small cap, high growth companies in niche markets

Our four best performers in 2005 were small cap (less than $700 million market cap), high growth companies in niche markets and all produced internal rates of return for the Fund of over 50% in fiscal 2005. Our best performer was Meridian Bioscience, the maker of disposable rapid diagnostic tests with an emerging life sciences and biodefense business. It is growing earnings 20% annually and is committed to paying out 75-80% of it earnings in dividends. In addition, the company has raised its dividend every year for the past 10 years. Another winner was Healthcare Services Group, a provider of housekeeping, laundry and foodservice to nursing homes and hospitals. It is also experiencing 20% earnings growth from its favorable demographic and market share gains. Micro-cap Rocky Mountain Chocolate Factory benefited from its growth strategy of rolling out updated franchise stores and mall kiosks for its line of chocolate candy. Lastly, McGrath RentCorp is experiencing strong demand for its relocatable modular offices and classrooms.

Other small cap top performers that produced returns of over 30% in fiscal 2005 included Todco, the previously discussed oil and gas driller, poultry producer Sanderson Farms, which benefited from strong demand and higher chicken prices, Gtech Holdings, which sells computerized lottery systems worldwide, and Jubilee Mines, a producer and exporter of nickel and other minerals in Australia.

Two of our top ten performers were large cap stocks (over $25 billion market cap) and produced returns of over 40%. TXU in the utility sector experienced a sharp earnings rebound from its core energy businesses and from shedding unprofitable businesses. Caterpillar realized strong global demand for its heavy machinery and equipment. As of 10/31/05, we no longer held positions in Sanderson Farms, Gtech, Caterpillar, TXU, or Jubilee as these stocks achieved our price objectives and we saw better opportunities in other investments.

Although small cap stocks can provide strong earnings growth and performance on the upside, they can also have large price swings to the downside when news flow or fundamentals unexpectedly turn negative. Our five worst performers in 2005 were also small cap stocks, but each position was relatively small and represented only a minor percentage of the portfolio.

Our worst performer in fiscal 2005 was Angelica Corporation, a provider of laundry services and uniform rentals to the healthcare and hospitality industry. The surge in natural gas prices resulted in significantly higher energy prices which impacted margins. Next, Russ Berrie, the maker of gifts and baby products, and Doral Financial, a financial services company serving Puerto Rico, each brought in new management who failed to execute on promised corporate restructurings. Doral also experienced concerns over its derivative portfolio. Two other weak performers were Gloucester Coal and Macarthur Coal. These Australian coal companies are being hurt by relatively high coal inventories in China and the uncertainty surrounding the annual negotiations for iron ore contracts by the Asian steel companies. We continue to hold Angelica, and the Australian coal companies since valuations are appealing and offer attractive risk/reward profiles at current levels. We no longer hold Russ Berrie or Doral.

Alpine Dynamic Dividend Fund

Capturing international dividend opportunities is an important component of our dividend strategy

Besides taking a multi-cap approach, we also invest approximately 20-25% of our assets in international holdings. We have found attractive growth opportunities and traditionally larger dividend payouts than we see in the U.S. However, we were negatively impacted throughout the year by the rise in the U.S. dollar, particularly against the Euro, which declined 12.1% from its high of 1.364 on 12/30/04 to 1.199 on 10/31/05. We believe that the dollar will stabilize around current levels and that our international strategy and the opportunities we see overseas will continue to benefit our shareholders.

Two of our best international holdings provided an internal rate of return over 20% in fiscal 2005 and each distributed an attractive special dividend. Savills Plc is a U.K. real estate broker and consultant for high end residential and commercial properties that declared a 5% special and final dividend payment in April 2005. NKT Holding A/S, a conglomerate based in Denmark, was able to distribute a 4% special and final dividend payment also in April 2005. This was supported by cost cuts and new product launches in its telecom cable unit and a successful acquisition in its commercial cleaning equipment unit.

Outlook for 2006: We Believe Dividend Payers Will Continue to Outperform

As we look into 2006, we continue to be optimistic about the prospect for dividend paying stocks. Some of our favorite sectors for dividend increases and capital appreciation continue to be in oil services, industrials, financial services, gaming and lodging, business services, healthcare, and commodities. In a moderate growth environment, we believe investors will be drawn to high quality, internationally oriented, and more defensive stocks and that should bode well for dividend payers.

Based on our assumption of slowing, single-digit earnings growth for the S&P 500 over the next few years, we believe investors will continue to demand higher dividend yields. As dividends become a larger part of their total return expectations, investors will focus particularly on the lower 15% tax rate. The current yield on the S&P 500 is 1.8%, but historically the dividend component of total return was much higher. The average annual total return on stocks since 1926 has been about 7%, with dividends accounting for 40% of that total return. We believe investors will look to put more money in attractive tax-advantaged dividend payers to enhance returns.

With companies still sitting on record levels of cash, we expect strong merger and acquisition activity in 2006 as companies look to supplement slowing organic growth. However, we still expect a substantial amount of cash will be returned to shareholders as either share repurchases or increased dividend payouts. Alpine also looks for companies with high levels of inside ownership, as the 15% tax rate provides additional incentive for dividends. Companies in the S&P 500 index currently payout 34% of their earnings in the form of dividends versus a historical average of 54%. Given large cash positions, solid earnings potential, low payout ratios and lack of other uses of cash, we continue to believe that companies will continue to increase their dividends in 2006.

These positive fundamentals will be balanced with the risks of rising interest rates and oil prices, potentially slower global growth and continued geopolitical uncertainties. Our approach is to remain broadly diversified within the dividend-paying universe while actively looking for undervalued opportunities. The selection of stocks in our portfolio is based on our independent appraisal of each company’s potential for profits, dividend growth and market revaluation across a broad spectrum of stock market capitalizations, industries, and international borders. Our goal in 2006 is to continue to be able to distribute attractive dividend payouts to our shareholders by capitalizing on our research driven approach to identifying attractive situations as well as through our active management of the portfolio.

Thank you for your participation and we look forward to a prosperous year in 2006.

Jill K. Evans
Portfolio Manager

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Investing in small and mid cap stocks involves additional risks such as limited liquidity and greater volatility as compared to large cap stocks.

Investing in foreign securities tends to involve greater volatility and political, economic and currency risks and differences in accounting methods.

Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

Alpine Municipal Money Market Fund

*	The Advisor return for 2004 is from 3/30/04 (inception)-12/31/04.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total return would have been lower.

Alpine Municipal Money Market Fund

Equivalent Taxable Yields as of 10/31/05
Joint Return	Single Return	Marginal Tax Rate	Your Tax-Exempt Effective Yield of 2.75% is Equivalent to a Taxable Yield of:

$ 59,401-119,950	$29,701-71,950	25%	3.66%

$119,951-192,800	$71,951-150,150	28%	3.82%

$182,801-326,450	$150,151-326,450	33%	4.10%

Over $326,450	Over $326,450	35%	4.23%

The chart reflects projected 2005 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $142,700 should consult a tax professional to determine their actual 2005 marginal tax rate.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.

The Lipper Tax-Exempt Money Funds Average is an average of funds that invest in high quality municipal obligations with dollar-weighted average maturities of less than 90 days. The Lipper Tax-Exempt Money Market Funds Average is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment advisor fees. The performance for the Municipal Money Market Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Total Returns as of 10/31/05
	1 Year	Since Inception(1)

Alpine Municipal Money Market Fund—Investor Class	2.24%	1.49%

Alpine Municipal Money Market Fund—Advisor Class	1.98%	1.58%

Lipper Tax-Exempt Money Market Funds Average	1.49%	0.84%

Lipper Tax-Exempt Money Market Fund Rank	1/118	1/102

Alpine Municipal Money Market Fund—Investor Class, 7-day effective yield (as of10/31/05): 2.75%

Alpine Municipal Money Market Fund—Advisor Class, 7-day effective yield (as of10/31/05): 2.50%

(1)	Advisor Class shares commenced on March 30, 2004 and Investor Class shares commenced on December 5, 2002. Returns for indices are since December 5, 2002.

Alpine Tax Optimized Income Fund

* The Advisor return for 2004 is from 3/30/04 (inception)-12/31/04.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total return would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 888-785-5578. The Fund charges a redemption fee equal to 0.25% of the net amount of the redemption if you redeem your shares lees than 30 days after you purchase them.

The Lehman Brothers Municipal 1 Year Bond Index is the 1-year (1-2) component of the Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term, tax-exempt bond market. Lipper Short Municipal Debt Funds Index is an unmanaged index that tracks funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. The Lehman Brothers Municipal 1 Year Bond Index and the Lipper Short Municipal Debt Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment advisor fees. The performance for the Tax Optimized Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Total Returns as of 10/31/05
		Since
	1 Year	Inception(1)
Alpine Tax Optimized Income Fund—Investor Class	1.84%	2.89%
Alpine Tax Optimized Income Fund—Investor Class (Pre-liquidation, After-tax)*	0.77%	1.90%
Alpine Tax Optimized Income Fund—Investor Class (Post-liquidation, After-tax)*	1.19%	1.89%
Alpine Tax Optimized Income Fund —Advisor Class	1.60%	1.35%
Alpine Tax Optimized Income Fund—Advisor Class (Pre-liquidation, After-tax)*	0.62%	0.37%
Alpine Tax Optimized Income Fund—Advisor Class (Post-liquidation, After-tax)*	1.04%	0.59%
Lehman Brothers Municipal 1 Year Bond Index	1.19%	1.52%
Lipper Short Municipal Debt Funds Average	1.06%	1.60%
Lipper Short Municipal Debt Funds Rank—Investor Class	8/63	2.48%

*
Pre-liquidation basis assumes a shareholder continues to hold his shares at the end of a measurement period. Post-liquidation basis assumes a shareholder redeems his shares at the end of a measurement period.

(1)	Adviser Class shares commenced on March 30, 2004 and Investor Class shares commenced on December 6, 2002. Returns for indices are since December 6, 2002.

Alpine Tax Optimized Income Fund

Alpine Municipal Money Market Fund / Alpine Tax Optimized Income Fund — Commentary

We are pleased to provide you with the commentary for the Alpine Income Trust for the period ending October 31, 2005. The Income Trust includes both the Alpine Municipal Money Market Fund and the Alpine Tax Optimized Income Fund.

Performance Summary

For the one-year period, each Fund continued to produce relative performance leadership when compared against its counterparts in their respective categories. Based on total returns, The Alpine Municipal Money Market Fund was ranked number one out of 118 Tax Exempt Money Market Funds according to Lipper Analytical. It had a total return for the period of 2.24%. Lipper ranked the Alpine Tax Optimized Income Fund number eight out of 63 funds in the Short Municipal Debt category and had a total return for the period of 1.84%. The Lipper Analytical peer average of the period was 1.49% and 1.06% for the Tax Exempt Money Market Fund and Short Municipal Debt peer groups, respectively.

Market Overview

Economic growth remained relatively strong during the course of your fund’s fiscal year. Consequently, the Federal Reserve Board continued increasing the federal funds rate in an effort to restrain inflation. In September, the Fed implemented its 11th increase in the federal funds rate since June 2004. In a typical cycle, the Fed tightens monetary conditions in an attempt to reduce rising inflationary pressure generated by an overheating economy, a condition that may cause long-term rates to rise. But these increases in short-term rates, according to the Fed have not been intended to forestall a major inflationary threat or cool economic overheating. Instead the Fed is gradually removing the extra stimulus it applied to support a recessionary, post-bubble economy. The Fed’s gradual approach to reining in economic growth may have helped allay investor fears of higher longer-term rates, as long-term bond yields at the end of our reporting period were lower then where they were at the start of the calendar year despite rising short-term rates. As shorter and longer-term interest rates began to converge, the yield curve flattened significantly.

Soon after our reporting period ended, the Fed raised the federal funds rate in early November for a 12th time to 4.00%. The continued rate increases indicate the Fed’s belief that the economy is strong enough to withstand the long-term effects and higher energy costs associated with Hurricane Katrina. Unless a disruptive event jars the U.S economy, we do not anticipate the Fed will stop lifting interest rates for the foreseeable future. We do, however, expect the impact of the Fed’s tightenings to become more pronounced in the first half of 2006.

Alpine Tax Optimized Income Fund

Municipal issuance throughout the past six months been remained on pace to equal last year’s record. Despite the large issuance and lackluster demand by mutual funds, the ratio of AAA municipal versus US Treasury yields for the most part remained range-bound throughout the period. The one exception was in late August as Treasuries rallied and municipals underperformed in the wake of Hurricane Katrina. Credit spreads for areas damaged by the hurricane widened out, with insured bonds trading slightly wider in early September.

We have examined both portfolios in the wake of the hurricane and are pleased to report that we have no holdings with any direct exposure to issuers in the area. Though the Funds hold a very small portion of securities in the region, all of them are credit enhanced with a direct pay letter of credit from a major financial institution.

Alpine Tax Optimized Income Fund

Given our expectation for rising interest rates, your portfolio’s maturity was short at the start of the fiscal year and we continued to shorten it as the year progressed. We continued to move out of a laddered strategy by selling securities in the two to four year range that were most sensitive to the rise in short-term interest rates and developed more of a barbelled approach. It most be noted, that although we did make some select purchases on the long end of the curve, we remain committed to capital preservation and therefore will be very sensitive to maintaining a conservative posture in this interest rate environment.

While we continue to explore all areas of the fixed income market for attractive after-tax returns, we find ourselves with limited choices because of the attractive ratio of municipal securities relative to their taxable counterparts. One area of the corporate market that we chose to invest in again was short-term bonds issued by Ford Motor Credit. With the auto industry going through a very volatile period now, very attractive yields can be attained with minimum price fluctuation on this debt. Although we have explored other depressed areas of the corporate bond market, we have been hesitant to make investments as high demand from investors looking for greater returns has resulted in the narrowing of spreads for these securities.

The one area on the long end of the curve that we have invested in is tobacco settlement bonds. There has been strong interest from buyers in search of higher yields and we have chosen to pursue only maturities with short turbo call features. This type of call feature allows the issuer to redeem the bonds at an earlier date should surplus collections or partial lump sum payments occur. We are hoping that with continued favorable legal rulings, demand for these securities will increase and yields will fall.

The remainder of our investments have been in municipal securities with one year or less to maturity. With the two to ten year part of the yield curve so flat now, we have chosen step back for a moment until we see a reason to justify extending out on the curve. In addition, with short-term rates backing up so much the past year, attractive yields are now available justify staying short for the meantime.

Going forward, we will continue to search for the most attractive opportunities among fixed-income securities and work to balance the pursuit of current income with prudent risk management.

Alpine Municipal Money Market Fund

The Fed’s hikes impacted money market funds the most, pushing yields up as older, lower-yielding securities matured and new, higher-yielding securities took their place. In addition, municipal money market securities saw some seasonal volatility due to various supply and demand factors that affected municipal securities much more than taxable securities. For example, in early May, tax-time redemptions caused yields to reach levels of taxable securities while in July and August, yields fell as cash flooded into funds due to maturing securities and coupon payments. Yields then backed up again throughout September as investments in the short-term municipal market declined as corporations made quarterly tax payments and parents sold holdings to pay for college tuition.

We continued to pursue the fund’s objective, seeking preservation of principal and high current income that is exempt from federal income tax. Over the reporting period, we maintained a very defensive position by keeping the average maturity of the fund very short. On October 31, 2005, the fund’s average weighted maturity was 25 days which was shorter than the industry average of 30 days. We focused primarily on investing in variable rate demand notes in an attempt to maintain liquidity and keep funds available for higher yielding instruments as they became available. VRDNs, which comprised over 80% of our portfolio, have long-term maturities, but their coupons reset daily and weekly making them highly responsive to changes interest rates. Our other investments include short-term put bonds and a very small amount of commercial paper.

Alpine Tax Optimized Income Fund

With our expectations of continued moderate economic growth and gradual Fed tightenings, our investment decisions will continue to focus on keeping the portfolio responsive to rising interest rates. While we plan to maintain a defensive position for the fund, we will continue to search for fixed-rate opportunities in the market whose pricing incorporates our view of higher rates.

Thank you for your investment in the Alpine Mutual Funds.

Steven C. Shachat
Portfolio Manager

An investment in these Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Investing in these funds involves special risks, including but not limited to, investing in municipal obligations and derivative securities, mortgage-related and asset-backed investments. Please refer to the prospectus for further details. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Please refer to the Schedule of Investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar invest objectives. Rankings for the periods shown include dividends and distributions reinvested and do not reflect sales charges.

The federal government guarantees interest payments from government securities, such as U.S. Treasury bills, while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Alpine Mutual Funds - Dynamic Balance Fund

Schedule of Portfolio Investments
October 31, 2005

Shares/	Security
Par Value	Description	Value

Common Stocks—70.8%
Commercial Products & Services—9.5%
13,000	AMETEK, Inc.	$529,490
35,000	Autoliv, Inc.	1,503,600
10,000	Certegy, Inc.	374,600
14,290	Eagle Materials, Inc.—Class B	1,421,712
5,443	Eagle Materials, Inc.	579,625
300	Hubbell, Incorporated — Class A	13,155
6,500	Hubbell, Incorporated — Class B	313,040
32,500	McGrath Rentcorp	927,875
15,500	PACCAR, Inc.	1,085,310
30,000	Ryder System, Inc.	1,190,100
20,000	W.W. Grainger, Inc.	1,339,600
		9,278,107

Conglomerates—2.5%
20,000	3M Co.	1,519,600
25,000	Temple-Inland Inc.	920,750
		2,440,350

Consumer Products & Services—3.2%
18,000	The Black & Decker Corporation	1,478,340
20,000	Briggs & Stratton Corporation	639,600
18,000	The Procter & Gamble Company	1,007,820
		3,125,760

Energy, Oil, & Gas—2.5%
2,000	Amerada Hess Corp.	250,200
15,000	Chevron Corporation	856,050
10,000	Murphy Oil Corporation	468,500
16,000	Penn Virginia Corporation	869,760
		2,444,510

Financial—Banks—8.9%
12,730	Arrow Financial Corporation	342,437
18,000	Bancorp Rhode Island, Inc.	648,000
6,000	Bancshares of Florida, Inc. (a)	136,500
8,000	Comerica Incorporated	462,240
45,000	Doral Financial Corp. (b)	385,200
20,000	Golden West Financial Corporation	1,174,600
10,000	Hudson United Bancorp	414,700
40,000	J.P. Morgan Chase & Co.	1,464,800
31,500	New York Community Bancorp, Inc.	509,355
25,500	North Fork Bancorporation, Inc.	646,170
2,200	Penns Woods Bancorp, Inc.	100,100
8,000	PNC Financial Services Group	485,680
5,500	Rurban Financial Corp.	70,400
5,871	Southside Bancshares, Inc.	114,895

Shares/	Security
Par Value	Description	Value

Common Stocks—continued
Financial—Banks—continued
20,000	Sovereign Bancorp, Inc.	$431,400
15,000	Susquehanna Bancshares, Inc.	346,350
20,000	Webster Financial Corporation	923,400
		8,656,227

Financial Services—8.8%
10,000	Ambac Financial Group, Inc.	708,900
26,000	American International Group, Inc.	1,684,800
4,000	The Chubb Corporation	371,880
10,000	Countrywide Financial Corporation	317,700
10,000	Fannie Mae	475,200
10,000	Fidelity National Financial, Inc.	374,600
1,750	Fidelity National Title Group, Inc.	38,063
13,000	The Goldman Sachs Group, Inc.	1,642,810
46,000	MBNA Corporation	1,176,220
8,000	The Student Loan Corporation	1,753,600
		8,543,773

Food & Staples Retailing—0.7%
26,000	Albertson’s, Inc.	652,860

Homebuilders — 10.0%
30,000	Hovnanian Enterprises, Inc. — Class A (a)	1,349,700
28,000	Lennar Corporation—Class A	1,556,240
7,150	M.D.C. Holdings, Inc.	490,490
50,000	Pulte Homes, Inc.	1,889,500
17,000	The Ryland Group, Inc.	1,144,100
51,400	Standard-Pacific Corp.	1,983,012
35,000	Toll Brothers, Inc. (a)	1,291,850
		9,704,892

Medical Instruments—1.3%
12,200	Beckman Coulter, Inc.	600,972
10,000	Guidant Corporation	630,000
		1,230,972

Metals & Mining—2.9%
37,000	CONSOL Energy Inc.	2,253,300
5,000	Phelps Dodge Corp.	602,350
		2,855,650

Pharmaceuticals—2.9%
22,000	Johnson & Johnson	1,377,640
25,000	Pfizer Inc.	543,500
20,000	Wyeth	891,200
		2,812,340

See notes to financial statements.

Alpine Mutual Funds - Dynamic Balance Fund

Schedule of Portfolio Investments—Continued
October 31, 2005

Shares/	Security
Par Value	Description	Value

Common Stocks—continued
	Real Estate Investment Trusts—9.7%
15,000	Boston Properties, Inc.	$1,038,300
10,000	Developers Diversified Realty Corporation	436,800
60,000	DiamondRock Hospitality Company	669,000
20,000	General Growth Properties, Inc.	849,600
45,000	Impac Mortgage Holdings, Inc	451,800
10,000	Mack-Cali Realty Corporation	426,500
45,000	Origen Financial, Inc	322,650
23,000	Simon Property Group, Inc.	1,647,260
80,000	Sunstone Hotel Investors, Inc.	1,792,000
23,000	Vornado Realty Trust	1,863,000
		9,496,910

Retail—1.4%
10,000	Ethan Allen Interiors, Inc.	338,200
20,000	J.C. Penney Company, Inc.	1,024,000
		1,362,200

Transportation—1.0%
15,000	Union Pacific Corporation	1,037,700

Transportation Services—2.3%
25,000	FedEx Corp.	2,298,250

Utilities—3.2%
61,000	Allegheny Energy, Inc. (a)	1,723,860
21,500	ITC Holdings Corp.	591,250
15,600	SJW Corp.	763,152
		3,078,262
	Total Common Stocks	69,018,763

Shares/	Security
Par Value	Description	Value

Bonds and Notes—17.2%
U.S. Government Obligations—17.2%
2,000,000	7.250%, 05/15/2016	$2,427,814
2,000,000	6.250%, 08/15/2023	2,334,766
4,000,000	6.000%, 02/15/2026	4,599,688
5,000,000	5.250%, 11/15/2028	5,303,910
2,000,000	5.000%, 08/15/2011	2,052,502
	Total Bonds and Notes	16,718,680

Short-Term Investments—10.3%
10,059,019	Alpine Municipal Money Market Fund	$10,059,019
558	Fidelity Institutional Government Portfolio	558
14	Milestone Funds Treasury
	Obligations Portfolio	14
	Total Short-term Investments	10,059,591

	Total Investments
	(Cost $84,551,535)—98.3%	95,797,034
	Other Assets, less Liabilities—1.7%	1,673,628

	TOTAL NET ASSETS—100.0%	$97,470,662

(a)	Non-income producing securities
(b)	Foreign security which trades on U.S. exchange

See notes to financial statements.

Alpine Mutual Funds - Dynamic Dividend Fund

Schedule of Portfolio Investments
October 31, 2005

Shares/	Security
Par Value	Description	Value

Common Stocks—98.6%
Building—Maintenance & Service — 2.0%
171,580	Healthcare Services Group, Inc.	$3,198,251
101,626	McGrath Rentcorp	2,901,423
		6,099,674

Business Services—0.4%
79,500	Angelica Corporation .	1,128,105

Capital Markets—1.3%
75,000	Morgan Stanley	4,080,750

Chemicals—2.2%
146,500	The Dow Chemical Company.	6,718,490

Commercial Banks—1.2%
90,000	Marshall & Ilsley Corp.	3,866,400

Commercial Products & Services —3.8%
47,000	Hubbell, Incorporated—Class B.	2,263,520
117,700	MSC Industrial Direct Co., Inc..	4,493,786
135,000	Temple-Inland Inc.	4,972,050
		11,729,356

Computers & Peripherals—1.1%
40,000	International Business Machines Corp	3,275,200

Conglomerate—2.2%
199,000	General Electric Company	6,748,090

Construction—2.4%
600,000	Dorbyl Limited (c)	1,059,849
35,000	KB HOME	2,287,250
75,000	Lennar Corporation—Class A	4,168,500
		7,515,599

Consumer Products & Services—2.1%
127,400	Aldila, Inc.	3,122,574
25,000	Altria Group, Inc.	1,876,250
90,358	Bassett Furniture Industries, Incorporated	1,691,502
		6,690,326

Diversified Telecommunication Services — 1.2%
208,000	Chunghwa Telecom Co., Ltd. — ADR	3,602,560

Electronic Equipment & Instruments —2.1%
180,000	Anixter International, Inc.	6,674,400

Energy—6.0%
25,000	BP p.l.c.—ADR (b)	1,660,000
95,000	Diamond Offshore Drilling, Inc.	5,363,700
70,000	Exxon Mobil Corporation	3,929,800
57,000	GlobalSantaFe Corporation (b)	2,539,350
85,000	Marathon Oil Corporation	5,113,600
		18,606,450

Energy Equipment & Services—2.9%
62,400	Rowan Companies, Inc.	2,058,576
156,000	Todco	6,981,000
		9,039,576

Entertainment—3.4%
103,700	Harrah’s Entertainment, Inc.	6,271,776

Shares/	Security
Par Value	Description	Value

Common Stocks—continued
Entertainment—continued
238,700	Regal Entertainment Group— Class A	$4,399,241
		10,671,017

Financial—Banks—6.0%
97,000	Bank of America Corporation	4,242,780
122,300	Citigroup Inc	5,598,894
56,700	J.P. Morgan Chase & Co	2,076,354
54,500	Wachovia Corporation	2,753,340
66,000	Wells Fargo & Company	3,973,200
		18,644,568

Financial Services—2.0%
300,000	Ameritrade Holding Corporation (a)	6,309,000

Food & Beverages—1.6%
56,000	PepsiCo, Inc.	3,308,480
113,516	Rocky Mountain Chocolate Factory, Inc.	1,800,364
		5,108,844

Food & Staples Retailing—1.2%
150,000	Albertson’s, Inc	3,766,500

Health Care Providers & Services— 0.6%
48,500	Computer Programs & Systems, Inc.	1,789,650

Hotels Restaurants & Leisure—6.1%
60,000	Carnival Corporation	2,980,200
36,000	Enterprise Inns plc (c)	496,699
230,000	Hilton Hotels Corporation	4,473,500
200,000	Hilton Group plc (c)	1,200,949
111,000	Hyatt Regency SA (c)	1,359,547
203,733	Stanley Leisure PLC (a)	2,188,897
108,000	Starwood Hotels & Resorts Worldwide, Inc.	6,310,440
		19,010,232

Industrial Conglomerates—0.7%
30,000	Textron, Inc.	2,161,200

Investment Advice—0.7%
105,000	CapitalSource, Inc. (a)	2,310,000

IT Services—1.0%
85,000	Certegy, Inc	3,184,100

Machinery—0.7%
40,000	Ingersoll-Rand Co. (b)	1,511,600
82,600	Metka S.A. (c)	736,501
		2,248,101

Manufacturing—Diversified—3.1%
55,000	3M Co	4,178,900
105,000	American Power Conversion Corporation	2,245,950
145,000	Nam Tai Electronics, Inc	3,284,250
		9,709,100

Media—1.1%
75,000	Cablevision Systems
	Corporation (a)	1,860,000

See notes to financial statements.

Alpine Mutual Funds - Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued
October 31, 2005

Shares/	Security
Par Value	Description	Value

Common Stocks—continued
Media—continued
50,000	Viacom, Inc.—Class B	$1,548,500
		3,408,500

Medical Supplies—5.5%
40,250	Chr. Hansen Holding A/S ©	3,774,821
450,000	Gambro AB—Class A ©	6,357,688
139,750	Meridian Bioscience, Inc.	2,926,365
121,500	PolyMedica Corporation	4,010,715
		17,069,589

Metals & Mining—6.8%
240,000	Algoma Steel, Inc.	4,680,000
80,000	BHP Billiton Limited — ADR (b)	2,484,000
82,500	Companhia Siderurgica Nacional S.A.—ADR	1,584,000
940,913	Gloucester Coal Ltd. ©	2,040,339
75,500	Kumba Resources Ltd ©	1,115,475
400,000	Macarthur Coal Limited ©	1,749,729
80,000	Mittal Steel South Africa Ltd ©	630,245
58,350	Phelps Dodge Corp.	7,029,424
		21,313,212

Oil & Gas —5.4%
147,500	Double Hull Tankers, Inc. (a) (b)	1,744,925
60,000	ConocoPhillips	3,922,800
800,000	New Hope Corporation Limited ©	819,531
269,000	OMI Corp.	4,863,520
70,000	Overseas Shipholding Group	3,332,000
89,000	Woodside Petroleum Limited	2,102,965
		16,785,741

Pharmaceuticals—2.0%
75,000	Abbott Laboratories	3,228,750
49,000	Johnson & Johnson	3,068,380
		6,297,130

Retail—1.2%
50,000	Home Depot, Inc.	2,052,000
65,000	Sears Canada, Inc. ©	1,763,822
		3,815,822

Semiconductors—0.6%
75,000	Intel Corporation	1,762,500

Software—1.3%
160,000	Microsoft Corporation	4,112,000

Shares/	Security
Par Value	Description	Value

Common Stocks—continued
SpecialtyRetail—0.8%
50,000	Abercrombie & Fitch Co.—Class A	$2,599,500

Telecommunications—2.3%
287,500	Consolidated Communications Holdings, Inc.	3,812,250
195,700	Iowa Telecommunications Services Incorporated	3,229,050
		7,041,300

Transportation—7.7%
284,700	Aries Maritime Transport Ltd. (a) (b)	3,963,024
232,100	Diana Shipping Inc. (b)	3,632,365
238,000	Dryships Inc. (b)	3,581,900
43,500	Frontline Limited (b)	1,727,385
92,100	Genco Shipping & Trading Ltd (a) (b)	1,513,203
151,763	Ship Finance International Limited (b)	2,889,568
291,000	Quintana Maritime Ltd. (b)	3,148,620
103,600	Tsakos Energy Navigation Ltd (b)	3,556,588
		24,012,653

Utilities—5.9%
50,000	Exelon Corp.	2,601,500
3,800	ITC Holdings Corp.	104,500
207,300	Macquarie Infrastructure Company Trust	6,219,000
333,469	National Grid PLC (a)	3,048,600
60,000	PPL Corporation	1,880,400
44,000	TXU Corp.	4,433,000
		18,287,000
	Total Common Stocks	307,192,235

Short-Term Investments—0.4%
1,000,000	Alpine Municipal Money Market Fund	$1,000,000
148,574	Fidelity Institutional Government Portfolio	148,574
	Total Short-Term Investments	1,148,574
	Total Investments
	(Cost $319,063,559)—99.0%	308,340,809
	Other Assets, less Liabilities—1.0%	3,000,083

	TOTAL NET ASSETS—100.0%
		$311,340,892

 Percentages are stated as a percent of net assets.
ADR—American Depository Receipt
(a) Non-income producing securities
(b) Foreign Security which trades on U.S. exchange
(c) Foreign security

See notes to financial statements.

Alpine Mutual Funds - Municipal Money Market Fund

Schedule of Portfolio Investments
October 31, 2005

Principal	Security
Amount	Description	Value

Municipal Bonds —98.9%
Alabama—4.4%
830,000	Butler County Industrial
	Development Authority
	Revenue—Series A
	(LOC: Whitney National
	Bank; SunTrust Bank)
	3.020%, 11/07/2005 (a) (b)	$830,000
1,325,000	Forsyth Housing Authority
	Multi-Family Revenue, Union
	Hill Apartments Project
	(LOC: Columbus
	Bank & Trust)
	2.990%, 11/07/2005 (a) (b)	1,325,000
2,000,000	Mobile Industrial Development
	Revenue, Hosea O Weaver &
	Sons
	(LOC: Regions Bank)
	2.920%, 11/07/2005 (a) (b)	2,000,000
280,000	Montgomery Industrial
	Development Revenue,
	Dev-Kinpak Inc.
	(LOC: Regions Bank)
	2.970%, 11/07/2005 (a) (b)	280,000
1,260,000	Montgomery Industrial
	Development Revenue,
	Norment Industries Inc.
	(LOC: LaSalle Bank N.A.)
	2.920%, 11/07/2005 (a) (b)	1,260,000
320,000	Pell City Industrial
	Development Revenue,
	Kinder Gorbel
	(LOC: Key Bank of New York)
	2.970%, 11/01/2005 (a)	320,000
1,675,000	Tuscaloosa County Industrial
	Development Revenue,
	Automotive Corridor LLC
	(LOC: Regions Bank)
	2.920%, 11/07/2005 (a) (b)	1,675,000
1,295,000	Tuscaloosa County Industrial
	Development Revenue,
	Automotive Corridor LLC
	(LOC: Regions Bank)
	2.920%, 11/07/2005 (a) (b)	1,295,000
		8,985,000

Alaska—0.9%
930,000	Alaska Industrial Development
	& Export Authority—Lot 6
	(LOC: Bank of America N.A.)
	3.150%, 11/07/2005 (a) (b)	930,000
940,000	Alaska Industrial Development
	& Export Authority—Lot 12
	(LOC: Bank of America N.A.)
	3.150%, 11/07/2005 (a)(b)	940,000
		1,870,000

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
California—0.5%
1,000,000	Stockton Certificates, United
	Christian Schools
	(LOC: Pacific Capital Bank)
	3.050%, 11/07/2005 (a)(b)	$1,000,000

Colorado—11.5%
3,000,000	Bachelor Gulch Metropolitan
	District General Obligation
	(LOC: Compass Bank)
	2.350%, 12/01/2005 (a)	3,000,000
1,900,000	Broomfield Village
	Metropolitan District 2,
	Special Obligation Revenue
	(LOC: Compass Bank)
	3.050%, 11/07/2005 (a)(b)	1,900,000
4,549,000	Cherry Creek South Metro
	District No. 1—Series B
	(LOC: Compass Bank)
	2.350%, 12/15/2005 (a)(b)	4,547,934
1,475,000	Colorado Housing & Finance
	Authority Economic
	Development Revenue,
	Top Shop—Series A
	(LOC: JP Morgan Chase Bank)
	2.910%, 11/07/2005 (a)(b)	1,475,000
1,000,000	Colorado Housing & Finance
	Authority Economic Revenue,
	Casarosa & Denver Gasket
	2.930%, 11/07/2005 (a)(b)	1,000,000
1,000,000	Four Mile Ranch Metro District
	No 1 Ltd Tax
	(LOC: Zions First National)
	2.800%, 12/01/2005 (a)(b)	1,000,000
2,177,000	Jefferson County Industrial
	Development Revenue,
	EPI-Center LLC
	(LOC: JP Morgan Chase Bank)
	2.910%, 11/01/2005 (a)(b)	2,177,000
	Triview Metropolitan District—
	Series A
	(LOC: Compass Bank)
1,000,000	1.375%, 10/31/2005 (a)(b)	1,000,000
1,000,000	2.100%, 11/01/2005 (a)(b)	1,000,000
3,000,000	Vail Multifamily Housing
	Revenue, Middle Creek
	Village Apartments—Series A
	(LOC: California
	Bank & Trust)
	2.950%, 11/07/2005 (a)(b)	3,000,000
3,500,000	Wildgrass Metro District
	(LOC: Compass Bank)
	2.400%, 12/01/2005	3,500,019
		23,599,953

See notes to financial statements.

Alpine Mutual Funds - Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2005

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
	Delaware—0.4%
800,000	Delaware St. Economic
	Development Authority
	Waste Disposal, CIBA
	Specialty Chemicals—Series A
	2.980%, 11/01/2005 (a) (b)	$800,000

Georgia—1.7%
1,310,000	De Kalb County Housing
	Authority Revenue, Stone
	Mill Run Apartments
	(LOC: First Tennessee Bank)
	2.950%, 11/07/2005 (a) (b)	1,310,000
1,605,000	Douglas County Development
	Authority Revenue, Denyse Signs Inc.
	(LOC: Bank of North Georgia)
	2.950%, 11/07/2005 (a) (b)	1,605,000
580,000	Franklin County Industrial
	Building Authority Revenue,
	Ross Operating Valve Co.
	(LOC: Comerica Bank)
	2.970%, 11/07/2005 (a) (b)	580,000
		3,495,000

Illinois—8.0%
1,240,000	Carol Stream Industrial
	Development Revenue, MI
	Enterprises
	(LOC: JP Morgan
	Chase & Co)
	2.95%, 11/07/2005 (a)(b)	1,240,000
1,105,000	Clinton Industrial Development
	Revenue
	(LOC: AmSouth Bank)
	2.970%, 11/07/2005 (a)(b)	1,105,000
1,275,000	Harvard Health Care Facility
	Revenue, Harvard Memorial
	Hospital Inc.
	(LOC: M&I Bank)
	2.910%, 11/07/2005 (a)(b)	1,275,000
800,000	Illinois Development Finance
	Authority Multifamily
	Revenue, Butterfield Creek
	(LOC: LaSalle Bank N.A.)
	2.950%, 11/07/2005 (a)(b)	800,000
8,000,000	Lakemoor Multifamily Revenue
	(CS: Bayerische)
	2.930%, 11/07/2005 (a)(b)	8,000,000
4,000,000	Phoenix Realty Special Account
	-U LP Multifamily Revenue,
	Brightons Mark
	(LOC: Northern Trust Company)
	2.910%, 11/07/2005 (a)(b)	4,000,000
		16,420,000

Principal	Security
Amount	Description	Value

Municipal Bonds —continued
Indiana—2.1%
980,000	Lawrence Industrial Economic
	Development Revenue,
	Southwark Metal
	Manufacturing Co.
	(LOC: Citizens Bank)
	2.900%, 11/07/2005 (a) (b)	$980,000
1,000,000	Monroe County Industrial
	Economic Development
	Revenue
	(LOC: Old National Bank)
	3.290%, 11/07/2005 (a) (b)	1,000,000
300,000	Princeton Industrial
	Development Revenue, Orion
	Denki American Inc.
	(LOC: Bank of Tokyo
	Mitsubishi)
	3.000%, 11/07/2005 (a) (b)	300,000
2,150,000	Shelbyville Industrial Economic
	Development Revenue, AFR
	Properties & American
	Resources
	(LOC: Associated Bank N.A.)
	3.000%, 11/07/2005 (a) (b)	2,150,000
		4,430,000

Louisiana—3.2%
1,050,000	Caddo-Bossier Parishes Port
	Commission, Shreveport
	Fabrications
	(LOC: Hibernia
	National Bank)
	3.170%, 11/07/2005 (a) (b)	1,050,000
5,500,000	Environment Facilities
	Community Development
	Authority Revenue, Caddo-
	Bossier Parishes
	(LOC: Hibernia
	National Bank)
	3.170%, 11/07/2005 (a) (b)	5,500,000
		6,550,000

Maine—2.5%
	Dover & Foxcroft Revenue,
	Pleasant River Lumber Co.
	(LOC: CoBank ACB; Wachovia
	Bank N.A.)
3,000,000	2.940%, 11/07/2005 (a) (b)	3,000,000
2,050,000	2.940%, 11/07/2005 (a) (b)	2,050,000
		5,050,000

Michigan—4.6%
4,500,000	Municipal Bond Authority
	Revenue, Detroit School
	District—Series A
	(LOC: JP Morgan Chase Bank)
	3.750%, 03/21/2006	4,513,309

See notes to financial statements.

Alpine Mutual Funds - Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2005

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
Michigan—continued
1,000,000	Strategic Fund Ltd. Obligation
	Revenue Series A, Waterland
	Battle Creek Properties LLC
	(LOC: Fifth Third Bank)
	3.050%, 11/07/2005 (a) (b)	$1,000,000
4,000,000	Strategic Fund Ltd. Obligation
	Revenue, Rudolph Etta
	Dejong—1982
	(LOC: Farm Credit Services
	America; Bank of the West)
	2.940%, 11/07/2005 (a) (b)	4,000,000
		9,513,309

Minnesota—2.6%
3,810,000	Ramsey Industrial Development
	Revenue, Kilkenny Ltd.—
	Series A
	2.900%, 11/07/2005 (a) (b)	3,810,000
1,580,000	St. Cloud Housing &
	Redevelopment Authority
	Industrial Development
	Revenue, CMMB LLP
	3.250%, 11/07/2005 (a) (b)	1,580,000
		5,390,000

Missouri—6.5%
2,105,000	Springfield Industrial
	Development Authority
	Revenue, DMP Properties LLC
	(LOC: U.S. Bank N.A.)
	2.950%, 11/07/2005 (a) (b)	2,105,000
1,700,000	Springfield Industrial
	Development Authority
	Revenue, DMP Properties LLC
	(LOC: U.S. Bank N.A.)
	2.950%, 11/07/2005 (a) (b)	1,700,000
3,760,000	St. Charles County Industrial
	Development Authority
	Revenue, Dev-Craftsmen
	Industries
	2.910%, 11/07/2005 (a) (b)	3,760,000
2,000,000	St. Joseph Industrial
	Development Authority
	Industrial Development
	Revenue, Albaugh Inc.—
	Series A
	(LOC: Mercantile Bank N.A.)
	3.050%, 11/07/2005 (a) (b)	2,000,000
3,750,000	Washington Industrial
	Development Authority
	Industrial Revenue, Clemco
	Industries
	2.980%, 11/07/2005 (a) (b)	3,750,000
		13,315,000

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
New Mexico—1.4%
1,300,000	New Mexico Housing Authority
	Region III Multifamily
	Revenue, El Pueblo
	Apartments—Series A
	(LOC: PNC Bank N.A.)
	2.950%, 11/07/2005 (a) (b)	$1,300,000
1,500,000	New Mexico Housing Authority
	Region III Multifamily
	Revenue, Madeira Court
	Apartments—Series B
	(LOC: PNC Bank N.A.)
	2.950%, 11/07/2005 (a) (b)	1,500,000
		2,800,000

New York—6.9%
910,000	Erie County Industrial
	Development Agency
	Revenue, MMars—B&G
	Properties—Class B
	3.250%, 11/07/2005 (a) (b)	910,000
13,160,000	New York City Transitional
	Finance Authority Revenue — PT 406
	(SPA: Merrill Lynch)
	2.830%, 02/09/2006 (a)	13,160,000
145,000	Niagara County Industrial
	Development Agency
	Revenue, MMars Second
	Program—Series A
	3.250%, 11/07/2005 (a) (b)	145,000
		14,215,000

Ohio—1.1%
800,000	Cuyahoga County Industrial
	Development Revenue, Edge
	Seal Technologies
	(LOC: FirstMerit Bank)
	2.950%, 11/07/2005 (a) (b)	800,000
1,400,000	Hamilton County Economic
	Development Revenue,
	Union Institute
	(LOC: Huntington National
	Bank)
	2.930%, 11/07/2005 (a) (b)	1,400,000
		2,200,000

South Carolina—1.7%
3,500,000	Dorchester County School
	District—No. 002
	4.000%, 06/01/2006	3,519,544

South Dakota —1.2%
1,500,000	Brookings Industrial
	Development Revenue,
	Lormar Development Co.
	(LOC: U.S. Bank N.A.)
	2.850%, 11/07/2005 (a) (b)	1,500,000

See notes to financial statements.

Alpine Mutual Funds - Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2005

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
South Dakota —continued
985,000	South Dakota Economic
	Development Finance
	Authority Economic Revenue,
	Vicom Ltd.
	(LOC: Associated Bank N.A.)
	2.980%, 11/07/2005 (a)(b)	$985,000
		2,485,000

Tennessee—6.3%
6,380,000	Capitol View II Limited
	Partnership Grantor Trust
	3.500, 11/30/2005 (a) (b)	6,380,000
1,300,000	Hamilton County Industrial
	Development Revenue,
	Hamilton Plastics Inc.
	(LOC: First American
	National Bank)
	2.970%, 11/07/2005 (a)(b)	1,300,000
355,000	Jackson Health Educational &
	Housing Facility Board
	Revenue, Creekside
	Apartments
	(LOC: First Tennessee Bank)
	3.000%, 12/01/2005 (a)	355,000
5,000,000	Jackson Health Educational &
	Housing Facility Board
	Revenue, Park Ridge
	Apartments
	(LOC: First Tennessee Bank)
	2.920%, 11/07/2005 (a)(b)	5,000,000
		13,035,000

Texas—3.9%
2,000,000	Gulf Coast Waste Disposal
	Authority, Republic Waste
	Services
	3.050%, 11/07/2005 (a)(b)	2,000,000
2,000,000	Montgomery County Industrial
	Development Revenue,
	Medical Manufacturing
	Partners
	(LOC: Bank One Texas N.A.)
	2.830%, 11/07/2005 (a)(b)	2,000,000
1,500,000	Port Corpus Christi Authority
	Nueces County Waste
	Disposal, Flint Hills
	Resources LP
	3.000%, 11/07/2005 (a)(b)	1,500,000
1,500,000	Port Corpus Christi Authority
	Nueces County Waste
	Disposal, Flint Hills
	Resources LP
	3.000%, 11/07/2005 (a)(b)	1,500,000
1,000,000	Travis County Health Facilities
	Development Corporation
	Revenue, Ascension Health
	Credit—Series A
	5.000%, 11/15/2005	1,000,770
		8,000,770

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
Utah—1.2%
2,500,000	Utah Housing Corporation
	Multifamily Revenue, Todd
	Hollow Apartments—A
	(CS: AIG)
	3.150%, 11/07/2005 (a)(b)	$2,500,000

Washington—1.5%
1,985,000	Washington Economic
	Development Finance
	Authority Revenue, B&H
	Dental Laboratory
	3.100%, 11/07/2005 (a)(b)	1,985,000
1,110,000	Washington Economic
	Development Finance
	Authority Revenue, Belina
	Interiors Inc.—Series F
	(LOC: Keybank N.A.)
	2.910%, 11/07/2005 (a)(b)	1,110,000
		3,095,000

Wisconsin—8.2%
635,000	Fox Lake Redevelopment
	Authority Revenue, Karavan
	Trailers Inc.
	(LOC: Associated Bank N.A.)
	2.980%, 11/07/2005 (a)(b)	635,000
2,750,000	Fox Lake Redevelopment
	Authority Revenue, Karavan
	Trailers Inc.
	(LOC: Associated Bank N.A.)
	2.980%, 11/07/2005 (a)(b)	2,750,000
1,380,000	Franklin Industrial
	Development Revenue,
	Howard Henz Co. Inc.
	(LOC: Associated Bank N.A.)
	3.000%, 11/07/2005 (a)(b)	1,380,000
1,750,000	Franklin Industrial
	Development Revenue,
	Smyczek/ECS
	(LOC: Wells Fargo Bank N.A.)
	2.970%, 11/07/2005 (a)(b)	1,750,000
4,500,000	Hull Industrial Development
	Revenue, Welcome Dairy Inc.
	(LOC: Associated Bank N.A.)
	2.950%, 11/07/2005 (a)(b)	4,500,000
560,000	Neenah Industrial Development
	Revenue, Galloway Co.
	(LOC: Bank One Wisconsin)
	2.940%, 11/07/2005 (a)(b)	560,000
1,980,000	Reedsburg Industrial
	Development Revenue,
	Cellox LLC
	(LOC: Associated Bank N.A.)
	3.000%, 11/07/2005 (a)(b)	1,980,000

See notes to financial statements

Alpine Mutual Funds - Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2005

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
Wisconsin—continued
1,700,000	Rhinelander Industrial
	Development Revenue,
	Superior Diesel/SDI Properties
	(LOC: Associated Bank N.A.)
	3.000%, 11/07/2005 (a)(b)	$1,700,000
1,300,000	Sheboygan Industrial
	Development Revenue,
	Polyfab & Gill-Janssen
	(LOC: Associated Bank
	Lakeshore)
	2.980%, 11/07/2005 (a)(b)	1,300,000
200,000	Sturgeon Bay Industrial
	Development Revenue,
	Midwest Wire Realty
	(LOC: Associated Bank
	Milwaukee)
	3.000%, 11/07/2005 (a)(b)	200,000
		16,755,000

Multistate—16.6%
11,220,000	Class B Revenue Bond
	Certificates—Series Trust
	2004-1
	(SPA: AIG Retirement
	Services)
	3.150%, 11/07/2005 (a)(b)	11,220,000
10,685,000	Puttable Floating Option
	Tax-Exempt Receipts, Regular
	Floats Mode A PPT-38
	(LOC: Lloyds TSB Bank Plc)
	3.460, 11/07/2005 (a)(b)	10,685,000
5,000,000	Revenue Bond Certificate Trust
	2005-1
	(CS: AIG)
	3.050%, 11/07/2005 (a)(b)	5,000,000

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
Multistate—continued
2,000,000	Revenue Bond Certificate Series
	Trust 2004-1, Castlegate 1
	(CS: AIG Retirement Services, Inc.)
	3.150%, 11/07/2005 (a)(b)	$2,000,000
2,000,000	Revenue Bond Certificate Series
	Trust 2004-1, Castlegate 2
	(CS: AIG Retirement Services, Inc.)
	3.150%, 11/07/2005 (a)(b)	2,000,000
3,100,000	Revenue Bond Certificate Series
	Trust 2004-13, Centennial
	(CS: AIG)
	3.150%, 11/07/2005 (a)(b)	3,100,000
		34,005,000
	Total Municipal Bonds	203,028,576

Money Market Funds—0.0%
92,393	Federated Government
	Obligations Fund	92,393
	Total Money Market Funds	92,393

Variable RateDemand Notes—1.3%
2,600,000	Puerto Rico GDB	2,600,000
	Total Variable Rate Demand
	Notes	2,600,000
	Total Investments
	(Cost $205,720,969)—100.2%	205,720,969
	Liabilities, less Other Assets—(0.2)%	(415,688)

	TOTAL NET ASSETS—100.0%	$205,305,281

 (a) Variable Rate Security—The rate reported is the rate in effect as of October 31, 2005. The date shown is the next reset date.
(b) Maturity date represents first available put date.
CS—Credit Support
LOC—Letter of Credit
SPA—Stand by Purchase Agreement
GDB—Government Development Bank

See notes to financial statements.

Alpine Mutual Funds - Tax Optimized Income Fund

Schedule of Portfolio Investments
October 31, 2005

Principal	Security
Amount	Description	Value

Corporate Bonds—16.3%
1,000,000	AOL Time Warner Inc
	6.150%, 05/01/2007	$1,017,641
1,800,000	Boeing Capital Corporation
	5.750%, 02/15/2007	1,821,317
	CIT Group Inc.
500,000	4.000%, 05/08/2008	489,954
1,150,000	5.910%, 11/23/2005	1,150,978
3,000,000	Ford Motor Credit Company
	6.875%, 02/01/2006	2,998,641
	Total Corporate Bonds	7,478,531

Municipal Bonds—77.9%
Alabama—4.4%
2,000,000	Birmingham Special Care
	Facilities Financing Authority
	Revenue, Baptist Medical
	Centers
	4.350%, 07/01/2006	2,004,300
	Arizona—1.0%
445,000	Maricopa County Industrial
	Development Authority
	Multifamily Revenue, San
	Fernando Apartments LP—
	Series A (Fannie Mae)
	3.010%, 11/07/2005 (a) (b)	445,000

Arkansas—4.1%
100,000	Magnolia Industrial
	Development Revenue,
	American Fuel Cell
	(LOC: HSBC Bank USA N.A.)
	3.050%, 11/07/2005 (a) (b)	100,000
1,800,000	Searcy Industrial Development
	Revenue, Yarnell Ice Cream
	Co. (SPA: AmSouth Bank of
	Alabama)
	3.700%, 01/01/2010 .	1,800,000
		1,900,000

California—4.3%
1,000,000	California Pollution Control
	Financing Authority Solid
	Waste Disposal Revenue,
	Republic Services Inc.
	2.850%, 12/01/2005 .	999,340
1,000,000	California Statewide
	Communities Development
	Authority Solid Waste
	Facilities Revenue, Waste
	Management Inc. (CS: Waste
	Management)
	2.900%, 04/01/2007 (a) (b)	987,590
		1,986,930

Indiana—4.4%
2,000,000	Vigo County Industrial
	Development Revenue
	Republic Services Inc.
	3.050%, 11/07/2005 (a) (b)	2,000,000

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
Kentucky—1.7%
785,000	Shelby County Industrial
	Building Revenue, Roll
	Forming Corp.
	(LOC: Bayerishe)
	3.100%, 11/07/2005 (a)(b)	$785,000

Louisiana—9.2%
2,000,000	Ascension Parish Solid Waste
	Disposal, Alliedsignal Inc.
	3.050%, 11/07/2005 (a)(b)	2,000,000
2,200,000	Jefferson Parish LA Industrial
	Development Board, Sara Lee
	Corp.
	3.800%, 11/01/2005 (a)(b)	2,200,000
		4,200,000

Massachusetts —7.3%
1,150,000	Massachusetts State Industrial
	Finance Agency Revenue,
	Asahi/America Inc.
	3.125%, 03/01/2009 (a)(b)	1,124,505
2,200,000	Massachusetts State Port
	Authority Revenue, Delta Air
	Lines
	3.200%, 11/30/2005 (a)(b)	2,200,000
		3,324,505

Michigan—4.4%
1,000,000	Michigan Strategic Fund, Dow
	Chemical Company
	3.800%, 06/01/2006 (a)(b)	1,002,760
1,000,000	Michigan Strategic Fund, Waste
	Management Inc.
	3.150%, 02/01/2006 (a)b)	999,030
		2,001,790

Missouri—3.7%
1,700,000	St. Charles County Industrial
	Development Authority
	Revenue, Dev-Craftsmen
	Industries
	2.910%, 11/07/2005 (a)(b)	1,700,000

New Jersey—9.3%
1,000,000	Bayonne BD Anticipation Notes
	4.500%, 06/29/2006	1,003,350
1,000,000	Bayonne Tax Anticipation Notes,
	Series B
	5.000%, 11/15/2005	1,000,470
500,000	Bayonne Tax Anticipation Notes,
	Series A
	5.000%, 10/13/2006	504,440
515,000	New Jersey St Educational
	Facilities Authority Revenue,
	Stevens Institute of
	Technology
	4.000%, 07/01/2006	517,086
1,205,000	Tobacco Settlement Finance
	Corporation
	5.750%, 06/01/2012	1,251,657
		4,277,003

See notes to financial statements.

Alpine Mutual Funds - Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2005

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
New Mexico—2.2%
1,000,000	Sandoval County Incentive
	Payment Revenue
	4.250%, 12/01/2006	$1,012,080

New York—5.9%
2,245,000	New York Counties TOB Trust
	4.750%, 06/01/2015	2,185,665
500,000	Westchester Tobacco Asset
	Securitization Corporation
	5.000%, 06/01/2015	501,110
		2,686,775

Ohio—3.9%
1,500,000	Ohio Water Development
	Authority Pollution Control
	Facilities Revenue, Ohio Edison
	Company
	3.350%, 12/01/2005 (a)(b)	1,499,745
310,000	Summit County Industrial
	Development Revenue, LKL
	Properties Inc.
	(LOC: Firstmerit Bank N.A.)
	3.870%, 11/07/2005 (a)(b)	310,000
		1,809,745

South Carolina—2.2%
1,000,000	Charleston County Industrial
	Revenue, Tandy Corporation
	4.050%, 11/07/2005 (a)(b)	1,000,000

Texas—6.0%
1,200,000	Cypress-Fairbanks Independent
	School District—Series B
	5.000%, 08/15/2007 (a)(b)	1,234,992

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
Texas—continued
1,500,000	Port Corpus Christi Authority
	Nueces County Waste Disposal,
	Flint Hills Resources LP
	3.000%, 11/07/2005 (a)(b)	$1,500,000
		2,734,992
Washington—3.9%
1,800,000	Washington Economic
	Development Finance
	Authority Revenue, Hillstrom
	Ventures LLC
	2.910%, 11/07/2005 (a)(b)	1,800,000
	Total Municipal Bonds	35,668,120

Short-Term Investments—4.8%
Money Market Funds—0.2%
86,009	Federated Government
	Obligations Fund	86,009
	Variable Rate Demand Notes—4.6%
	Puerto Rico GDB
1,136,000	3.500%, 01/19/2006	1,136,000
1,000,000	3.500%, 01/21/2006	1,000,000
		2,136,000
	Total Short-Term Investments	2,222,009
	Total Investments
	(Cost $45,377,771)—99.0%	45,368,660
	Other Assets, Less
	Liabilities—1.0% .	435,221
	TOTAL NET ASSETS—100.0%	$45,803,881

(a)	Variable Rate Security—The rate reported is the rate in effect as of October 31, 2005. The date shown is the next reset date.
(b)	Maturity date represents first available put date.
CS—Credit Support
LOC—Letter of Credit
SPA—Stand by Purchase Agreement
GDB—Government Development Bank

See notes to financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
October 31, 2005

	Dynamic Balance Fund	Dynamic Dividend Fund

ASSETS:
Investments, at value (1)	$95,797,034	$308,340,809
Dividends receivable	49,993	843,343
Interest receivable	314,966	14,418
Receivable for capital shares issued	67,067	1,116,635
Receivable for investment securities sold	1,490,569	9,557,245
Prepaid expenses and other assets	7,923	27,000
Total assets	97,727,552	319,899,450

LIABILITIES:
Payable for investment securities purchased	—	7,553,354
Payable for capital shares redeemed	115,234	568,400
Accrued expenses and other liabilities:
Investment advisory fees	83,365	261,125
Other	58,291	175,679
Total liabilities	256,890	8,558,558
Net Assets	$97,470,662	$311,340,892

Net assets represented by
Capital Stock	$84,462,024	$323,900,566
Accumulated undistributed net investment income	96,291	3,463,833
Accumulated net realized gains/(losses) on investments sold and foreign currency related
transactions	1,666,848	(5,293,731)
Net unrealized appreciation/(depreciation) on:
investments	11,245,499	(10,722,750)
Foreign currency translation	—	(7,026)
Total Net Assets	$97,470,662	$311,340,892

Net asset value
Net assets	$97,470,662	$311,340,892
Shares of beneficial interest issued and outstanding	7,693,028	25,980,128
Net asset value, offering price and redemption price per share	$12.67	$11.98
(1) Cost of Investments	$84,551,535	$319,063,559

See notes to financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
October 31, 2005

	Municipal Money Market Fund	Tax Optimized Income Fund
ASSETS:
Investments, at value for Tax Optimized Income Fund; at amortized cost for
Municipal Money Market Fund (1)	$205,720,969	$45,368,660
Interest receivable	857,134	462,731
Receivable for capital shares issued	316,269	100
Receivable for investment securities sold	2,305,405	—
Prepaid expenses and other assets	72,881	20,248
Total assets	209,272,658	45,851,739

LIABILITIES:
Payable for investment securities purchased	3,000,167	—
Payable for capital shares redeemed	683,564	270
Accrued expenses and other liabilities:
Investment advisory fees	93,477	29,247
Distribution fees	596	167
Payable to custodian	6,795	1,153
Other	182,778	17,021
Total liabilities	3,967,377	47,858
Net Assets	$205,305,281	$45,803,881

Net assets represented by
Capital Stock	$205,305,693	$45,796,449
Accumulated undistributed net investment income	—	5,475
Accumulated net realized gains from investments sold	(412)	11,068
Net unrealized (depreciation) on investments	—	(9,111)
Total Net Assets	$205,305,281	$45,803,881

Net asset value
Adviser Class Shares
Net assets	$616,521	$112,454
Shares of beneficial interest issued and outstanding	616,595	11,209
Net asset value, offering price and redemption price per share	$1.00	$10.03
Investor Class Shares
Net assets	$204,688,760	$45,691,427
Shares of beneficial interest issued and outstanding	204,713,442	4,554,331
Net asset value, offering price and redemption price per share	$1.00	$10.03
(1) Cost of Investments	$205,720,969	$45,377,771

See notes to financial statements.

Alpine Mutual Funds

Statements of Operations
Year Ended October 31, 2005

	Dynamic Balance Fund	Dynamic Dividend Fund
INVESTMENT INCOME:
Interest income	$939,444	$270,068
Dividend income*	1,651,000	32,201,543
Total investment income	2,590,444	32,471,611

EXPENSES:
Investment advisory fees	889,124	2,102,039
Administration fees	38,856	89,241
Fund accounting fees	22,993	51,691
Audit and tax fees	19,395	21,976
Custodian fees	8,826	20,420
Interest expense	54	—
Legal fees	1,624	4,083
Registration and filing fees	26,501	77,445
Printing fees	15,268	47,760
Transfer agent fees	39,372	90,116
Trustee fees	3,732	3,632
Other fees	6,266	5,052
Total expenses before expense recovery by Adviser	1,072,011	2,513,455
Expense recovery by Adviser.	91,794	76,518
Net expenses	1,163,805	2,589,973
Net investment income	1,426,639	29,881,638

REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment transactions	1,579,292	(5,293,810)
Foreign currency translation	—	(285,088)
Net realized gain (loss)	1,579,292	(5,578,898)
Change in unrealized appreciation/(depreciation) on investments
Investments	2,912,439	(12,570,661)
Foreign currency translation	—	(6,945)
Net change in unrealized appreciation/(depreciation)	2,912,439	(12,577,606)
Net realized/unrealized gain (loss) on investments	4,491,731	(18,156,504)
Change in net assets resulting from operations	$5,918,370	$11,725,134

* Net of foreign taxes withheld	$—	$1,600,723

See notes to financial statements.

Alpine Mutual Funds

Statements of Operations
Year Ended October 31, 2005

	Municipal Money Market Fund	Tax Optimized Income Fund

INVESTMENT INCOME:
Interest income	$5,800,749	$1,751,436
Total investment income	5,800,749	1,751,436

EXPENSES:
Investment advisory fees	1,029,823	366,768
Administration fees	23,143	5,029
Distribution fees—Adviser Class	569	167
Fund accounting fees	23,143	5,054
Audit and tax fees	15,176	15,450
Custodian fees	23,140	5,050
Interest expense	249	166
Legal fees	3,995	963
Registration and filing fees	54,662	28,293
Printing fees	3,881	946
Transfer agent fees	23,118	5,072
Trustee fees	3,924	3,782
Other fees	7,575	5,240
Total expenses before expense reimbursement by Adviser	1,212,398	441,980
Less: Reimbursement by Adviser	(574,245)	(148,232)
Net expenses	638,153	293,748
Net investment income	5,162,596	1,457,688

REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	2,815	46,520
Change in unrealized appreciation (depreciation) on investments	—	(616,587)
Net realized/unrealized loss on investments	2,815	(570,067)
Change in net assets resulting from operations	$5,165,411	$887,621

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Balance Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004
OPERATIONS:
Net investment income	$1,426,639	$1,066,776
Net realized gain on investments	1,579,292	3,750,643
Change in unrealized appreciation on investments	2,912,439	3,043,286
Change in net assets resulting from operations	5,918,370	7,860,705

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Shareholders:
From net investment income	(1,322,306)	(1,016,661)
From net realized gain on investment	(3,659,345)	—
Change in net assets resulting from distributions to shareholders	(4,981,651)	(1,016,661)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	30,307,445	10,731,576
Dividends reinvested	4,421,872	898,869
Cost of shares redeemed	(8,900,384)	(1,525,813)
Change in net assets from capital share transactions	25,828,933	10,104,632
Total change in net assets	26,765,652	16,948,676

NET ASSETS:
Beginning of period	70,705,010	53,756,334
End of period*	$97,470,662	$70,705,010

* Including undistributed net investment income of	$96,291	$79,511

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Dividend Fund
	Year Ended	Year Ended

OPERATIONS:
Net investment income	$29,881,638	$2,468,054
Net realized gain (loss) on:
Long transactions	(5,293,810)	1,483,063
Foreign currency translation	(285,088)	(6,398)
Change in unrealized appreciation/(depreciation) on:
Investments	(12,570,661)	1,067,523
Foreign currency translation	(6,945)	(81)
Change in net assets resulting from operations	11,725,134	5,012,161

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Shareholders:
From net investment income.	(26,364,397)	(2,259,008)
From net realized gain on investment	(1,494,879)	—
Change in net assets resulting from distributions to shareholders	(27,859,276)	(2,259,008)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	328,736,945	29,533,128
Dividends reinvested	22,881,710	1,883,922
Redemption fees	80,834	7,373
Cost of shares redeemed	(67,754,875)	(4,174,516)
Change in net assets from capital share transactions	283,944,614	27,249,907
Total change in net assets	267,810,472	30,003,060

NET ASSETS:
Beginning of period	43,530,420	13,527,360
End of period*	$311,340,892	$43,530,420

* Including undistributed net investment income of:	$3,463,833	$259,626

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Municipal Money Market Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004

OPERATIONS:
Net investment income	$5,162,596	$963,350
Net realized gain on investments	2,815	—
Change in unrealized appreciation/depreciation on investments	—	—
Change in net assets resulting from operations	5,165,411	963,350

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Adviser Class Shareholders:
From net investment income	(4,859)	(115)
Distributions to Investor Class Shareholders:
From net investment income	(5,185,308)	(963,235)
Change in net assets resulting from distributions to shareholders	(5,190,167)	(963,350)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	459,390,771	166,115,193
Dividends reinvested	2,955,883	866,133
Cost of shares redeemed	(387,244,093)	(95,880,229)
Change in net assets from capital share transactions	75,102,561	71,101,097
Total change in net assets	75,077,805	71,101,097

NET ASSETS:
Beginning of period	130,227,476	59,126,379
End of period*	$205,305,281	$130,227,476

* Including undistributed net investment income of	$—	$2,815

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Tax Optimized Income Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004
OPERATIONS:
Net investment income	$1,457,688	$1,409,745
Net realized gain/(loss) on investments	46,520	(35,452)
Change in unrealized/(depreciation) on investments	(616,587)	(60,107)
Change in net assets resulting from operations	887,621	1,314,186

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Adviser Class Shareholders:
From net investment income	(1,966)	(197)
Distributions to Investor Class Shareholders:
From net investment income	(1,461,892)	(1,397,873)
From net realized gain on investments	—	(31,474)
Change in net assets resulting from distributions to shareholders	(1,463,858)	(1,429,544)

SHARES OF CAPITAL SHARE TRANSACTIONS;
Proceeds from shares sold	1,774,244	9,292,083
Dividends reinvested	1,450,040	1,412,683
Redemption fees	274	—
Cost of shares redeemed	(8,168,307)	(14,856,164)
Change in net assets from capital share transactions	(4,943,749)	(4,151,398)
Total change in net assets	(5,519,986)	(4,266,756)

NET ASSETS:
Beginning of period	51,323,867	55,590,623
End of period*	$45,803,881	$51,323,867

* Including undistributed net investment income of	$5,475	$11,645

(1)	Commencement of Operations

See notes to financial statements.

Alpine Mutual Funds - Dynamic Balance Fund

Financial Highlights
(For a share outstanding throughout each period)

	Year October 31, Ended				Period Ended October 31,
	2005	2004	2003	2002	2001 (a)

Per Share Data:
Net asset value per share, beginning of period	$12.44	$11.08	$9.17	$10.10	$10.00
Income from investment operations:
Net investment income	0.19	0.19	0.22	0.24	0.09
Net realized/unrealized gains/(losses) on investments	0.85	1.37	1.91	(0.91)	0.07
Total from investment operations	1.04	1.56	2.13	(0.67)	0.16
Less Distributions:
Dividends from net investment income	(0.19)	(0.20)	(0.22)	(0.25)	(0.06)
Net realized gains on investments	(0.62)	—	—	(0.01)	—
Total distributions	(0.81)	(0.20)	(0.22)	(0.26)	(0.06)
Net asset value per share, end of period	$12.67	$12.44	$11.08	$9.17	$10.10

Total return	8.46%	14.19%	23.50%	-6.82%	1.64%(b	)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$97,471	$70,705	$53,756	$43,027	$38,203
Ratio of expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.21%	1.27%	1.51%	1.50%	1.40%(c	)
After waivers, reimbursements, and recoveries	1.31%	1.35%	1.35%	1.35%	1.35%(c	)
Ratio of net investment income to average net assets	1.60%	1.78%	2.26%	2.45%	2.55%(c	)
Portfolio turnover	36%	56%	39%	42%	9%

(a)	For the Period from June 7, 2001 (inception of fund) to October 31, 2001.
(b)	Not Annualized.
(c)	Annualized.

See notes to financial statements.

Alpine Mutual Funds - Dynamic Dividend Fund

Financial Highlights
(For a share outstanding throughout each period)

	Year Ended October 31,		Period Ended October 31,
	2005	2004	2003 (a)

Per Share Data:
Net asset value per share, beginning of period	$12.34	$10.69	$10.00
Income from investment operations:
Net investment income	1.57	1.09(b )	0.06
Net realized/unrealized gains/(losses) on investments	(0.14)	1.51	0.63
Total from investment operations	1.43	2.60	0.69
Less Distributions:
Dividends from net investment income	(1.51)	(0.95)	—
Net realized gains on investments	(0.28)	—	—
Total distributions	(1.79)	(0.95)	—
Net asset value per share, end of period	$11.98	$12.34	$10.69

Total return	11.85%	24.90%	6.90%(c	)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$311,335	$43,530	$13,527
Ratio of expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.20%	1.56%	3.11%(d	)
After waivers, reimbursements, and recoveries	1.23%	1.35%	1.35%(d	)
Ratio of net investment income to average net assets	14.22%	9.08%	5.69%(d	)
Portfolio turnover	216%	194%	9%

(a) For the period from September 22, 2003 (inception of fund) to October 31, 2003.
(b) Net investment income is calculated using average shares outstanding during the period.
(c) Not Annualized.
(d) Annualized.

See notes to financial statements.

Alpine Mutual Funds - Municipal Money Market Fund

Financial Highlights
(For a share outstanding throughout each period)

	Year Ended October 31,		Period Ended October 31,

	2005	2004	2003 (a)

Investor Class Shares:

Net asset value per share, beginningof period	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income.	0.02	0.01	0.01
Net realized/unrealized gains on investments	—	—	—
Total from investment operations.	0.02	0.01	0.01

Less Distributions:
Dividends from net investment income	(0.02)	(0.01)	(0.01)
Net realized gains on investments	—	—	—
Total distributions	(0.02)	(0.01)	(0.01)

Net asset value per share, end of period	$1.00	$1.00	$1.00

Total return	2.24%	1.09%	1.00%(b	)

Ratios/Supplemental Data:
Net Assets at end of period (000)	$204,689	$130,147	$59,126
Ratio of expenses to average net assets:
Before waivers and reimbursements.	0.53%	0.70%	0.73%(c	)
After waivers and reimbursements	0.27%	0.34%	0.32%(c	)
Ratio of net investment income to average net assets	2.26%	1.10%	1.09%(c	)

(a)	For the period from December 5, 2002 (inception of fund) to October 31, 2003.
(b)	Not Annualized.
(c)	Annualized.

See notes to financial statements.

Alpine Mutual Funds - Municipal Money Market Fund

Financial Highlights
(For a share outstanding throughout each period)

	Year Ended October 31, 2005	Year Ended October 31, 2004 (a)

Advisor Class Shares:

Net asset value per share, beginning of period	$1.00	$1.00

Income from investment operations:
Net investment income	0.02	0.01
Net realized/unrealized gains on investments	—	—
Total from investment operations	0.02	0.01

Less Distributions:
Dividends from net investment income	(0.02)	(0.01)
Net realized gains on investments	—	—
Total distributions	(0.02)	(0.01)

Net asset value per share, end of period	$1.00	$1.00

Total return	1.98%	0.89%(b	)
Ratios/Supplemental Data:
Net Assets at end of period	$616,521	$80,114
Ratio of expenses to average net assets:
Before waivers and reimbursements	0.78%	0.93%(c	)
After waivers and reimbursements .	0.53%	0.59%(c	)
Ratio of net investment income to average net assets	2.01%	0.90%(c	)

(a)	For the period from March 30, 2004 (inception of fund) to October 31, 2004.
(b)	Not Annualized.
(c)	Annualized.

See notes to financial statements.

Alpine Mutual Funds - Tax Optimized Income Fund

Financial Highlights
(For a share outstanding throughout each period)

	Year Ended October 31, 2005	Year Ended October 31, 2004 (a)

Adviser Class Shares:

Net asset value per share, beginning of period	$10.15	$10.26

Income from investment operations:
Net investment income	0.28	0.16 (b	)
Net realized/unrealized gains/(losses) on investments	(0.12)	(0.11)
Total from investment operations	0.16	0.05

Less Distributions:
Dividends from net investment income	(0.28)	(0.16)
Net realized gains on investments	—	—
Total distributions	(0.28)	(0.16)
Net asset value per share, end of period	$10.03	$10.15

Total return	1.60%	0.55%(c	)
Ratios/Supplemental Data:
Net Assets at end of period	$112,454	$22,159
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.15%	1.25%(d	)
After waivers and reimbursements .	0.85%	0.85%(d	)
Ratio of net investment income to average net assets	2.73%	2.41%(d	)
Portfolio turnover	97%	55%(e	)

(a)	For the period from March 30, 2004 (inception of fund) to October 31, 2004.
(b)	Net investment income per share is calculated using ending balances prior to consideration of adjustment for permanent book and tax differences.
(c)	Not Annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

See notes to financial statements.

Alpine Mutual Funds - Tax Optimized Income Fund

Financial Highlights
(For a share outstanding throughout each period)

	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003 (a)

Investor Class Shares:

Net asset value per share, beginning of Period	$10.15	$10.18	$10.00

Income from investment operations:
Net investment income	0.30	0.27	0.23
Net realized/unrealized gains/(losses) on investments	(0.12)	(0.02)	0.18
Total from investment operations	0.18	0.25	0.41

Less Distributions:
Dividends from net investment income	(0.30)	(0.27)	(0.23)
Net realized gains on investments	—	(0.01)	— (d	)
Total distributions	(0.30)	(0.28)	(0.23)
Net asset value per share, end of period	$10.03	$10.15	$10.18

Total return	1.84%	2.42%	4.12%(b	)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$45,691	$51,302	$55,591
Ratio of expenses to average net assets:
Before waivers and reimbursements	0.90%	1.04%	1.02%(c	)
After waivers and reimbursements	0.60%	0.60%	0.60%(c	)
Ratio of net investment income to average net assets	2.98%	2.62%	2.48%(c	)
Portfolio Turnover(e)	97%	55%	46%

(a)	For the period from December 6, 2002 (inception of fund) to October 31, 2003.
(b)	Not Annualized.
(c)	Annualized.
(d)	Amount is less than $.0005.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

See notes to financial statements.

Alpine Mutual Funds

Notes to Financial Statements
October 31, 2005

1.	Organization:

Alpine Series Trust (the “Series Trust’’) was organized in 2001 as a Delaware Business Trust, and is registered under the Investment Company Act of 1940 , as amended (the “1940 Act’’), as an open-ended management investment company. Alpine Income Trust (the “Income Trust’’) was organized in 2002 as a Delaware Business Trust, and is registered under the 1940 Act, as open-ended management investment company. Alpine Dynamic Balance Fund and Alpine Dynamic Dividend Fund are two separate funds of the Series Trust and Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund are two separate funds of the Income Trust. Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Municipal Money Market Fund, and Alpine Tax Optimized Income Fund (individually referred to as a “Fund’’ and collectively, “the Funds’’) are diversified funds. Alpine Management & Research, LLC (the “Adviser’’) is a Delaware Corporation and serves as investment manager to the Funds. Effective March 30, 2004, the Alpine Municipal Money Market Fund and the Alpine Tax Optimized Income Fund began to offer both Investor Class and Adviser Class shares.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP’’), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

A. Valuation of Securities:

The Dynamic Balance, Dynamic Dividend, and Tax Optimized Income Funds value securities for which the primary market is on a domestic or foreign exchange and over-the-counter admitted to trading on the National Association of Securities Dealers Automated Quotation Market System (“NASDAQ’’) National List at the last quoted sale price at the end of each business day or, if no sale, at the mean of the closing bid and asked prices. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. The valuation of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating, and maturity or an appropriate matrix utilizing similar factors.

The Municipal Money Market Fund values its investments at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

B. Security Transactions and Investment Income:

Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

C. Short Sale Transactions:

The Dynamic Balance Fund and the Dynamic Dividend Fund are authorized to engage in short selling. Short sales are transactions in which a fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a fund must borrow the security to deliver to the buyer when affecting a short sale. The fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2005

When a fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. A fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. A fund will realize a gain if the security declines in value between those dates. A fund is also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. A fund must pay the dividend to the lender of the security.

All short sales must be fully collateralized. Accordingly, the funds maintain collateral in a segregated account with their custodian, consisting of cash and/or liquid securities sufficient to collateralize their obligations on short positions.

D. Interest Expense:

The Funds are charged by U.S. Bank, N.A. for all cash overdrafts at the bank’s prime lending rate. The average prime lending rate was 5.92% for the year ended October 31, 2005. The Dynamic Balance Fund, Municipal Money Market Fund, and the Tax Optimized Fund incurred interest expense totaling $54, $249, and $167, respectively for the year ended October 31, 2005. Cash overdrafts at the balance sheet date are reported as payable to custodian.

E. Income Taxes:

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

F. Dividends and Distributions:

The Dynamic Balance Fund, the Dynamic Dividend Fund, and the Tax Optimized Income Fund intend to distribute substantially all of their net investment income and net realized capital gains, if any, throughout the year to their shareholders in the form of dividends. The Municipal Money Market Fund declares and accrues dividends daily on each business day based upon the Fund’s net income, and pays dividends monthly. Distributions to shareholders are recorded at the close of business on the ex-dividend date. All dividends are automatically reinvested in full and fractional shares of a Fund at net asset value per share, unless otherwise requested.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

G. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses of the Tax Optimized Income Fund and Municipal Money Market Fund are allocated among the classes of each respective Fund based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Adviser Class shares.

H. Foreign Translation Transactions:

The Dynamic Balance and Dynamic Dividend Funds may invest up to 15% and 25%, respectively, of the value of their total assets in foreign securities. The books and records of the Funds are maintained in U.S. dollars.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2005

Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

I. Risk Associated With Foreign Securities and Currencies:
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

3.	Capital Share Transactions

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

Dynamic Balance Fund

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Amount	Shares	Amount

Shares sold	2,357,599	$30,307,445	880,345	$10,731,576
Shares issued in reinvestment of dividends	347,482	4,421,872	74,954	898,869
Shares redeemed	(695,107)	(8,900,384)	(125,979)	(1,525,813)
Net change	2,009,974	$25,828,933	829,320	$10,104,632

Dynamic Dividend Fund

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Amount	Shares	Amount

Shares sold	26,088,374	$328,736,945	2,450,382	$29,533,128
Shares issued in reinvestment of dividends	1,851,414	22,881,710	156,598	1,883,922
Redemption fees .	—	80,834	—	7,373
Shares redeemed	(5,487,954)	(67,754,875)	(344,339)	(4,174,516)
Total net change.	22,451,834	$283,944,614	2,262,641	$27,249,907

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2005

Municipal Money Market Fund

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Amount	Shares	Amount

Investor Class
Shares sold	458,637,794	$458,637,794	166,030,693	$166,030,693
Shares issued in reinvestment of
dividends	2,951,047	2,951,047	866,018	866,018
Shares redeemed	(387,022,761)	(387,022,761)	(95,875,729)	(95,875,729)
Total net change	74,566,080	$74,566,080	71,020,982	$71,020,982

Adviser Class
Shares sold	752,977	$752,977	84,500	$84,500
Shares issued in reinvestment of
dividends	4,836	4,836	115	115
Shares redeemed	(221,332)	(221,332)	(4,500)	(4,500)
Total net change	536,481	$536,481	80,115	$80,115

Tax Optimized Income Fund

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Amount	Shares	Amount

Investor Class
Shares sold	166,813	$1,685,243	910,320	$9,270,083
Shares issued in reinvestment of dividends	143,767	1,448,075	138,854	1,412,486
Redemption Fees	—	274	—	—
Shares redeemed	(810,106)	(8,168,307)	(1,455,861)	(14,856,164)
Total net change	(499,526)	$(5,034,715)	(406,687)	$(4,173,595)

Adviser Class
Shares sold	8,831	$89,000	2,164	$22,000
Shares issued in reinvestment of dividends	195	1,965	20	197
Shares redeemed	—	—	—	—
Total net change	9,026	$90,965	2,184	$22,197

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2005 are as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales

Dynamic Balance Fund	$33,250,865	$19,118,201	$13,003,792	$8,926,776

Dynamic Dividend Fund	710,582,096	424,872,726	—	—

Tax Optimized Income Fund	26,637,011	38,024,760	—	—

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2005

5.	Distribution Plans:

Quasar Distributors, LLC (“Quasar’’) serves as the Funds’ distributor. The Municipal Money Market Fund and the Tax Optimized Income Fund have each adopted a distribution and servicing plan (the “Plan’’) for its Adviser Class shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution and servicing of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund’s average daily net assets. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Municipal Money Market Fund incurred $569 and the Tax Optimized Income Fund incurred $167 pursuant to the Plan for the year ended October 31, 2005.

The Plan for the Municipal Money Market Fund and the Tax Optimized Income may be terminated at any time by vote of the Trustees of the Income Trust who are not “interested persons’’, as defined by the 1940 Act, of the Income Trust, or by vote of a majority of the outstanding voting shares of the respective class.

6.	Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Management & Research, LLC (“Alpine’’) provides investment advisory services to the Funds. Pursuant to the investment adviser’s agreement with the Funds, Alpine is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the Dynamic Balance Fund and the Dynamic Dividend Fund. Alpine is entitled to an annual fee based on 0.45% of the Municipal Money Market Fund’s average daily net assets and an annual fee based on 0.75% of the Tax Optimized Income Fund’s average daily net assets.

The Adviser agreed to reimburse the Dynamic Balance Fund, Dynamic Dividend Fund and Tax Optimized Income Fund-Investor Class to the extent necessary to ensure that the Fund’s total operating expenses (excluding 12b-1 fees, interest, brokerage commissions and extraordinary expenses) did not exceed 1.35%, 1.35% and 0.60% of the Fund’s average daily net assets, respectively. For the year ended October 31, 2005, the Adviser agreed to reimburse the Municipal Money Market Fund-Investor Class to the extent necessary to ensure that the Fund’s total operating expenses (excluding 12b-1 fees, interest, brokerage commissions and extraordinary expenses) did not exceed certain limits. The limits ranged from 0.15% to 0.36% of the Fund’s average daily net assets during 2005. The expense caps for the Adviser Class Shares of the Municipal Money Market Fund and Tax Optimized Income Fund are 0.25% higher than the Investor Class shares. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the year ended October 31, 2005, the Adviser waived investment advisory fees totaling $574,245 and $148,232 for the Municipal Money Market Fund and Tax Optimized Income Fund, respectively. For the year ended October 31, 2005, the Adviser recovered previously reimbursed/absorbed expenses totaling $91,794 and $76,518 for the Dynamic Balance Fund and Dynamic Dividend Fund, respectively. The expense limitation will remain in effect unless and until the Board of Trustees of the Series and Income Trusts approve its modification or termination.

Reimbursed/absorbed expenses subject to potential recovery by year of expiration as follows:

Year of Expiration	Dynamic Dividend Fund	Municipal Money Market Fund	Tax Optimized Income Fund

10/31/06	$ —	$175,958	$181,472
10/31/07	$2,149	$311,122	$233,633
10/31/08	$ —	$574,245	$148,232

At October 31, 2005, the Dynamic Balance Fund and Dynamic Dividend had $10,059,019 and $1,000,000, respectively, invested in the Municipal Money Market Fund.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2005
7.	Federal Income Tax Information:

At October 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Dynamic Balance Fund	Dynamic Dividend Fund	Municipal Money Market Fund	Tax Optimized Income Fund

Cost of Investments	$84,455,244	$320,022,243	$205,720,969	$45,377,771

Gross unrealized appreciation	$14,777,839	$9,905,900	$—	$110,536
Gross unrealized depreciation	(3,436,049)	(21,587,334)	—	(119,647)
Net unrealized appreciation/(depreciation)	$11,341,790	$(11,681,434)	$—	$(9,111)

Undistributed ordinary income	$—	$3,463,833	$—	$5,475
Undistributed long-term capital gain	1,667,048	—	—	11,068
Total distributable earnings	$1,667,048	$3,463,833	$—	$16,543

Other accumulated gains/(losses)	$(200)	$(4,342,073)	$(412)	$—
Total accumulated earnings/(losses)	$13,008,638	$(12,559,674)	$(412)	$7,432

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, REIT tax adjustments, and mark-to-market cost basis adjustments for investments in foreign passive investment companies (PFICs) for tax purposes.

The tax character of distributions paid during the years ended October 31, 2005 and 2004 were as follows:

	2005	2004
Dynamic Balance Fund
Ordinary Income	$1,778,074	$1,016,661
Long-term capital gain	3,203,577	—
	$4,981,651	$1,016,661

Dynamic Dividend Fund
Ordinary Income	$27,647,226	$2,259,008
Long-term capital gain	212,050	—
	$27,859,276	$2,259,008

Municipal Money Market Fund
Exempt interest dividend	$5,190,167	$963,350
Long-term capital gain	—	—
	$5,190,167	$963,350

Tax Optimized Income Fund
Ordinary Income	$619,728	$758,470
Exempt interest dividends	844,130	671,074
Long-term capital gain	—	—
	$1,463,858	$1,429,544

Capital loss carryovers as of October 31, 2005 are as follows:

	Net Capital Loss Carryover*	Capital Loss Carryover Expiration

Dynamic Dividend Fund	$4,335,047	10/31/2013
Municipal Money Market Fund	$412	10/31/2012

*	Capital gain distributions will resume in the future to the extent gains are realized in excess of the available gains.

Alpine Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Boards of Trustees
of Alpine Series Trust and Alpine Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of Alpine Series Trust, comprising the Alpine Dynamic Balance Fund and Alpine Dynamic Dividend Fund; and Alpine Income Trust, comprising the Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund (collectively, the “Funds’’), as of October 31, 2005 and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the periods ended prior to October 31, 2004 were audited by other auditors whose report, dated December 19, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, WI
December 28, 2005

Alpine Mutual Funds

Additional Information (Unaudited)
Expense Examples
October 31, 2005

As a shareholder of the Dynamic Balance Fund and the Municipal Money Market Fund, Adviser and Investor Class, you will incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. As a shareholder of the Dynamic Dividend Fund and the Tax Optimized Income Fund, Adviser & Investor Class, you will incur two types of costs: (1) redemption fees and (2) ongoing costs. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on in investment of $1,000 for the period 5/1/05-10/31/05.

The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the Dynamic Dividend Fund will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 60 calendar days after purchase.

Shareholders in the Tax Optimized Income Fund, Adviser & Investor Class, will be charged a redemption fee equal to 0.25% of the net amount of the redemption if they redeem their shares less than 30 calendar days after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions, related expenses and other extraordinary expenses as determined under GAAP. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Alpine Dynamic Balance Fund

	Beginning Account Value 5/01/2005	Ending Account Value 10/31/2005	Expenses Paid During Period 5/1/05-10/31/05

Actual	$1,000.00	$1,039.50	$6.58
Hypothetical	$1,000.00	$1,018.40	$6.51

(1)	Ending account values and expenses paid during period based on a 3.95% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2005

Alpine Dynamic Dividend Fund

	Beginning Account Value 5/01/2005	Ending Account Value 10/31/2005	Expenses Paid During Period 5/1/05-10/31/05

Actual	$1,000.00	$1,060.80	$6.13
Hypothetical	$1,000.00	$1,019.26	$6.01

(1)	Ending account values and expenses paid during period based on a 6.08% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

Alpine Municipal Money Market Fund
Adviser Class Shares

	Beginning Account Value 5/01/2005	Ending Account Value 10/31/2005	Expenses Paid During Period 5/1/05-10/31/05

Actual	$1,000.00	$1,011.40	$2.74
Hypothetical	$1,000.00	$1,022.48	$2.75

(1)	Ending account values and expenses paid during period based on a 1.14% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

Alpine Municipal Money Market Fund
Investor Class Shares

	Beginning Account Value 5/01/2005	Ending Account Value 10/31/2005	Expenses Paid During Period 5/1/05-10/31/05

Actual	$1,000.00	$1,012.60	$1.47
Hypothetical	$1,000.00	$1,023.74	$1.48

(1)	Ending account values and expenses paid during period based on a 1.26% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

Alpine Tax Optimized Income Fund
Adviser Class Shares

	Beginning Account Value 5/01/2005	Ending Account Value 10/31/2005	Expenses Paid During Period 5/1/05-10/31/05

Actual	$1,000.00	$1,011.40	$4.31
Hypothetical	$1,000.00	$1,020.92	$4.33

(1)	Ending account values and expenses paid during period based on a 1.14% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2005

Alpine Tax Optimized Income Fund
Investor Class Shares

	Beginning Account Value 5/01/2005	Ending Account Value 10/31/2005	Expenses Paid During Period 5/1/05-10/31/05

Actual	$1,000.00	$1,012.60	$3.04
Hypothetical	$1,000.00	$1,022.18	$3.06

(1)	Ending account values and expenses paid during period based on a 1.26% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2005

Investment Advisor and Advisory Contract

On December 20, 2004, at a meeting called for the purpose of voting on such approval, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contracts or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contracts for the Funds. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Funds’ counsel and the Funds’ administrator. The Board Members considered a variety of factors, including the following:

The Board Members considered the expected nature, quality and scope of the management and investment advisory services and personnel provided each Fund by the Adviser; the rate of investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its respective affiliates; the Adviser’s costs in providing services; the economies of scale realized by the Adviser; the annual operating expenses of each Fund; and the policies and practices of the Adviser with respect to portfolio transactions for each Fund.

The Board Members also evaluated the investment performance of the Funds relative to their respective benchmark indices over the last year, three years, five years, ten years and since inception (as applicable).

The Board Members also reviewed Lipper analytical data relating to average expenses and advisory fees for comparable funds. Based on the information provided, the Board Members determined that each Fund’s fee structure is competitive with funds having similar investment goals and strategies.

The Board Members considered the Funds’ total expense ratios and contractual investment advisory fees compared to their respective industry average by quartile, within the appropriate Lipper benchmark category and Lipper category range. The Board Members also considered the amount and nature of fees paid by shareholders. The Board Members considered the fact that the Adviser has contractually agreed to waive a portion of its fees for the Dynamic Balance Fund, the Dynamic Dividend Fund, the Municipal Money Market Fund and the Tax Optimized Income Fund for a period of one year, to be reviewed again at the next Advisory Contract renewal. It was noted that each Fund’s management fee and expense ratio are within the average range compared to its peer funds.

The Board Members considered the extent to which economies of scale would be realized with respect to operational costs as the Funds grow in their number of shareholders and assets under management, the existence of breakpoints previously established by the Adviser, and whether fee levels to be charged by the Adviser reflect these economies of scale for the benefit of Fund investors and are fair under the circumstances, which the Board Members, including all of the non-interested Trustees, believed to be the case.

Based on the Board Members’ review and consultation with the Funds’ independent counsel, of the material aspects of the Advisory Contracts, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of the Advisory Contracts, the Board Members, including all of the non-interested Trustees voting separately, concluded that the continuation of the Advisory Contracts would be in the best interest of the Funds’ shareholders, and determined that the compensation to the Adviser provided for in the Advisory Contracts is fair and equitable.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2005

Information about Trustees and Officers

The business and affairs of the Funds are managed under the direction of Funds’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-785-5578.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex*	Other Directorships Held by Trustee

Laurence B. Ashkin (76), 2500 Westchester Ave. Purchase, NY 10577	Independent Trustee	Indefinite, Since the Trust’s inception	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	7	Trustee of Alpine Equity and Alpine Series Trusts (formerly Evergreen Global Equity Trust).

H. Guy Leibler (50), 2500 Westchester Ave. Purchase, NY 10577	Independent Trustee	Indefinite, since the Trust’s inception.	Chief Operating Officer L&L Acquisitions, LLC since 2004; President, Skidmore, Owings & Merrill LLP, 2001-2003, Director of Brand Space Inc., a brand marketing/advertising company (1997-1999);	7	Director, White Plains Hospital Center; Founding Director, Stellaris Health Network, Trustee of Alpine Equity and Alpine Series Trusts

Jeffrey E. Wacksman (44) 2500 Westchester Ave. Purchase, NY 10577	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP, since 1994.	7	Director, Adair International Limited; Director, Cable Beach Properties, Inc.; Director, Bondi Icebergs Inc.; Trustee, Larchmont Manor Park Society; Trustee of Alpine Equity and Alpine Series Trusts
* The term “Fund Complex’’ refers to the Funds in the Alpine Equity Trust, Alpine Series Trust and Alpine Income Trust.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued October 31, 2005

Interested Trustees and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (48), 2500 Westchester Ave. Purchase, NY 10577	Interested Trustee, Portfolio Manager, and President	Indefinite, since inception.	CEO of Alpine Management & Research, LLC since November 1997. Formerly Senior Portfolio Manager with Evergreen Asset Management Corp. (1985-1997)	7	Trustee of Alpine Equity and Alpine Series Trusts

Stephen A. Lieber (79) 2500 Westchester Ave. Purchase, NY 10577	Vice President	Indefinite, since inception	Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC Since 1999. Formerly President, Evergreen Asset Management Corp. (1971-1999). Formerly, Chairman and Chief Executive Officer, Lieber & Company (1969-1999)	7	None

Steven C. Shachat (44) 2500 Westchester Ave. Purchase, NY 10577	Vice President and Portfolio Manager	Indefinite, since 2002	Managing Director of Alpine Management and Research, LLC since September 2002. Formerly, Senior Portfolio Manager with Evergreen Investment Management Corp. (1989-2001)	7	None

Sheldon R. Flamm (57) 2500 Westchester Ave. Purchase, NY 10577	Treasurer and Chief Compliance Of ficer	Indefinite, since 2002	Chief Financial Officer, Saxon Woods Advisors, LLC, 1999 - Present; Chief Financial Officer, Lieber & Co. a wholly-owned subsidiary of First Union National Bank), 1997-1999, Chief Financial Officer of Evergreen Asset Management Corp March 1987 to September 1999.	7	None

Oliver Sun (40) 2500 Westchester Ave. Purchase, NY 10577	Secretary	Indefinite,	Controller of Alpine Management since 2002 & Research, LLC, 1998 to present.	7	None

*	Denotes Trustees who	is an “interested	persons’’	of the	Trust or Fund under the 1940 Act.
**	The term “Fund Complex’’ refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2005

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2005 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

Dynamic Balance Fund	82.44%
Dynamic Dividend Fund	98.54%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2005 as dividends qualifying for the dividends received deduction available to corporate shareholders.

Alpine Dynamic Dividend Fund	32.4%
Alpine Dynamic Balance Fund	80.3%

Availability of Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30, 2005 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with the Fund’s fiscal quarter ended July 31, 2004, the Funds filed their complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, the Funds will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. TheFund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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TRUSTEES	SUB-CUSTODIAN	FUND COUNSEL
Samuel A. Lieber	The Bank of New York	Blank Rome LLP
Laurence B. Ashkin	One Wall Street	The Chrysler Building
H. Guy Leibler	New York, NY 10286	405 Lexington Avenue
Jeffrey W. Wacksman		New York, NY 10174

INDEPENDENT REGISTERED
CUSTODIAN	PUBLIC ACCOUNTING FIRM	DISTRIBUTOR
U.S. Bank, N.A.	Deloitte & Touche LLP	Quasar Distributors, LLC
425 Walnut Street	555 East Wells Street	615 East Michigan Street
Cincinnati, OH 45202	Milwaukee, WI 53202	Milwaukee, WI 53202

INVESTMENT ADVISER	TRANSFER AGENT & ADMINISTRATOR
Alpine Woods Capital Investors, LLC	U.S. Bancorp Fund Services, LLC
2500 Westchester Ave., Suite 215	615 East Michigan Street
Purchase, NY 10577	Milwaukee, WI 53202

SHAREHOLDER / INVESTOR INFORMATION (888) 785-5578

www.alpinefunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Laurence Ashkin is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were not applicable. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2005	FYE 10/31/2004
Audit Fees	$36,000	$34,500
Audit-Related Fees	0	0
Tax Fees	$5,800	$5,500
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Alpine Series Trust

By (Signature and Title)_/s/ Samuel A. Lieber
Samuel A. Lieber, President

Date January 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* _/s/ Samuel A. Lieber
Samuel A. Lieber, President

Date Date January 9, 2005

By (Signature and Title)*_ /s/ Sheldon Flamm
Sheldon Flamm, Treasurer

Date Date January 9, 2005

* Print the name and title of each signing officer under his or her signature.